PROSPECTUS

FLEXIBLE PREMIUM
DEFERRED VARIABLE ANNUITY CONTRACT
ISSUED BY
THRIVENT FINANCIAL FOR LUTHERANS

625 Fourth Avenue South
Minneapolis, Minnesota 55415
1-800-THRIVENT (1-800-847-4836)

This Prospectus describes a flexible premium deferred variable annuity contract (the “Contract”) offered by Thrivent Financial for Lutherans (“Thrivent Financial,” “we,” “us” or “our”), a fraternal benefit society organized under Wisconsin law. We offer the Contract to a member or a person eligible for membership who is also applying for membership. We may sell the Contract to or in connection with retirement plans that may or may not qualify for special Federal tax treatment under the Internal Revenue Code.

We allocate premiums based on your designation to one or more Subaccounts of Thrivent Variable Annuity Account I (the “Variable Account”), Fixed Period Allocations or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of AAL Variable Product Series Fund, Inc. or LB Series Fund, Inc. (each a “Fund” and collectively the “Funds”), which are open-end management investment companies (commonly known as a “mutual funds”). We provide the overall investment management for each of the Portfolios of the Funds, although some of the Portfolios are managed by an investment subadviser. The accompanying Prospectuses for the Funds describe the investment objectives and attendant risks of the following Portfolios of the Funds:

AAL Variable Product Series Fund, Inc.
AAL Technology Stock Portfolio
AAL Aggressive Growth Portfolio
AAL Small Cap Stock Portfolio
AAL Small Cap Index Portfolio
AAL Mid Cap Stock Portfolio
AAL Mid Cap Index Portfolio
AAL International Portfolio (subadvised by Oechsle International Advisors, LLC)
AAL Capital Growth Portfolio
AAL Large Company Index Portfolio
AAL Equity Income Portfolio
AAL Balanced Portfolio
AAL High Yield Bond Portfolio (subadvised by Pacific Investment Management Company)
AAL Bond Index Portfolio
AAL Money Market Portfolio

LB Series Fund, Inc.
Opportunity Growth Portfolio
FTI Small Cap Growth Portfolio (subadvised by Franklin Advisers, Inc.)
MFS Mid Cap Growth Portfolio (subadvised by Massachusetts Financial Services Company)
Mid Cap Growth Portfolio
World Growth Portfolio (subadvised by T. Rowe Price International, Inc.)
FI All Cap Portfolio (subadvised by Fidelity Management & Research Company)
Growth Portfolio
MFS Investors Growth Portfolio (subadvised by Massachusetts Financial Services Company)
TRP Growth Stock Portfolio (subadvised by T. Rowe Price Associates, Inc.)
High Yield Portfolio
Income Portfolio
Limited Maturity Bond Portfolio

Additional information about us, the Contract and the Variable Account is contained in a Statement of Additional Information (“SAI”) dated October 31 , 2002. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI without charge by calling us at 1-800-THRIVENT (1-800-847-4836) or by writing us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the SAI. The Table of Contents for the SAI may be found on Page 38 of this Prospectus. Appendix A sets forth definitions of special terms used in this Prospectus.

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different. The Prospectus is valid only when accompanied or preceded by the current prospectuses of AAL Variable Product Series Fund, Inc. and LB Series Fund, Inc.

The date of this Prospectus is October 31, 2002.

Page

SUMMARY FEE TABLE
SUMMARY
     The Contract
     Annuity Provisions
     Federal Tax Status
     Performance Information
THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT
     Thrivent Financial
     The Variable Account
INVESTMENT OPTIONS
     Variable Investment Options and the Subaccounts
     Investment Management
     Addition, Deletion, Combination or Substitution of Investments
     Fixed Account
     Fixed Period Allocations and the Market Value Adjustment Account
     Market Value Adjustment
     Additional Information about the Fixed Account and the Market Value
     Adjustment Account
THE CONTRACTS
     Purchasing a Contract
     Processing Your Application
     Allocation of Premiums
     Free Look Period
     Accumulated Value of Your Contract
     Subaccount Valuation
     Net Investment Factor
     Minimum Accumulated Value
     Death Benefit Before the Annuity Date
      Basic Death Benefit
     Death Benefit Options
     Calculation of Death Benefit
      Death of an Owner Before the Annuity Date
     Spouse Election to Continue the Contract
     Death Benefit After the Annuity Date
     Surrender (Redemption)
     Transfers of Accumulated Value
     Dollar Cost Averaging
     Asset Rebalancing
     Telephone Transactions
     Assignments
     Contract Owner, Beneficiaries and Annuitants
CHARGES AND DEDUCTIONS
     Surrender Charge (Contingent Deferred Sales Charge)
     Mortality and Expense Risk Charge
     Transfer Charge
     Surrender of Life Income Settlement Option
     Limited Exception to Surrender Charges
     Expenses of the Funds
     Taxes
     Sufficiency of Charges
ANNUITY PROVISIONS
     Annuity Date
     Annuity Proceeds
     Settlement Options
     Frequency of Annuity Payments
     Amount of Variable Annuity Payments
     Subaccount Annuity Unit Value
GENERAL PROVISIONS
     Entire Contract
     Postponement of Payments
     Payment by Check
     Date of Receipt
     Maintenance of Solvency
     Reports to Contract Owners
     State Variations
     Gender Neutral Benefits
     Contract Inquiries
FEDERAL TAX STATUS
     Introduction
     Variable Account Tax Status
     Taxation of Annuities in General
     Qualified Plans
     1035 Exchanges
     Diversification Requirements
     Withholding
     Other Considerations
VOTING RIGHTS
SALES AND OTHER AGREEMENTS
LEGAL PROCEEDINGS
LEGAL MATTERS
FINANCIAL STATEMENTS
STATEMENT OF ADDITIONAL INFORMATION

     Order Form
APPENDIX A - DEFINITIONS

SUMMARY FEE TABLE

The purpose of this table is to help you understand the various costs and expenses associated with your Contract. You may allocate premiums and transfer Accumulated Value to any of the Subaccounts, the Fixed Account, or a Fixed Period Allocation, or to any combination of the Subaccounts, the Fixed Account, and Fixed Period Allocations. You pay no initial sales charge when you purchase the Contract. All costs that you bear directly or indirectly for the Subaccounts and Portfolios are shown below.

Contract Owner Expenses

  Sales Load Imposed on Purchase (as a percentage of purchase
    payments)                                                          0%
  Maximum Deferred Sales Load (as a percentage of Excess
    Amount surrendered)                                                6%(1)

  Transfer Charge (after 12 free transfers)                            $25(2)
  Commuted Value Charge (for surrender of life income
    settlement option)                                                 0.25%(3)

Annual Subaccount Expenses
         (as a percentage of average net assets in the Subaccount) (4)

  Mortality and Expense Risk Charge                    Current     Maximum
    With Basic Death Benefit only                       1.10%       1.25%
    With Maximum Anniversary Death Benefit (Option A)   1.20        1.35
    With Premium Accumulation Death Benefit (Option B)  1.35        1.50
    With Earnings Addition Death Benefit (Option C)     1.30        1.45
    With Option A and B                                 1.40        1.55
    With Option A and C                                 1.35        1.50
    With Options B and C                                1.50        1.65
    With Options A, B, and C                            1.55        1.70

Total Annual Subaccount Expenses with each              1.55        1.70
   optional death benefit

-----------------------
(1)  In each Contract Year, you may surrender  without a surrender  charge up to
     10% of the  Accumulated  Value existing at the time the first  surrender is made in a  Contract  Year;  only the amount in excess of that  amount  (the
     "Excess Amount") will be subject to a surrender  charge. A surrender charge is  deducted  if a full or partial  surrender  occurs  during the first six
     Contract Years.  The surrender  charge is 6% during the first Contract Year and decreases by 1% each subsequent  Contract Year. No surrender  charge is deducted for surrenders  occurring in Contract  Years seven and later.  The surrender charge also will be deducted if the annuity payments begin during the first  six  Contract  Years,  except  under  certain  circumstances  as described in Surrender Charge (Contingent Deferred Sales Charge).

(2)  You are allowed 12 free transfers per Contract Year.  Subsequent  transfers
     (other than the Dollar Cost Averaging and Asset Rebalancing  Programs) will incur a $25 transfer charge.

(3)  If a payee under a life income  settlement  option elects to receive a lump sum instead of continuing  payments,  we will pay the commuted value of the future payments for the remaining  guaranteed period. The commuted value is determined by using an interest rate that is 0.25% higher than the interest rate used to determine the annuity payments.

(4)  The table for the Annual Subaccount  Expenses shows the current and maximum charge for the  mortality  and expense  risk  charge.  Prior to the Annuity
     Date, the charge will be based upon the Accumulated  Value  attributable to the  Subaccounts  ("variable  investments").  The charge for  mortality and expense  risk  fees is shown for a  contract  issued  with the basic  death benefit or with the various death benefit options.  On or after the Annuity
     Date,  the Annual  Subaccount  Expenses  will be 1.25%.  See  Charges  and
     Deductions - Mortality and Expense Risk Charge.

AAL Variable  Product  Series Fund,  Inc.  Annual  Expenses (as a percentage  of average net assets of each Portfolio)

                                                                                   Total
                                                          Other                  Portfolio
                                                         Expenses         Annual Expenses After
                                      Advisory     After Reimbursement       Reimbursement(5)
                                        Fees          -------------         ----------------
Portfolio                               ----
---------
AAL Technology Stock Portfolio          .75%                0%                      .75%
AAL Aggressive Growth Portfolio         .80                 0                       .80
AAL Small Cap Stock Portfolio           .70                 0                       .70
AAL Small Cap Index Portfolio           .34                 0.06                    .40
AAL Mid Cap Stock Portfolio             .70                 0                       .70
AAL Mid Cap Index Portfolio             .35                 0                       .35
AAL International Portfolio             .80                 0                       .80
AAL Capital Growth Portfolio            .65                 0                       .65
AAL Large Company Index Portfolio       .32                 0.03                    .35

AAL Equity Income Portfolio             .45                 0                       .45
AAL Balanced Portfolio                  .32                 0.03                    .35
AAL High Yield Bond Portfolio           .40                 0                       .40
AAL Bond Index Portfolio                .35                 0                       .35
AAL Money Market Portfolio              .35                 0                       .35

--------------------

(5)  We have agreed to pay on behalf of AAL Variable  Product Series Fund,  Inc.
     or to  reimburse  the Fund for all expenses in excess of 0.35% for the Bond
     Index and  Money  Market  Portfolios,  0.80%  for the  International  Stock
     Portfolio  and 0.40% for the High Yield Bond  Portfolio.  We also intend to reimburse all expenses in excess of the management  fees for the Technology
     Stock,  Aggressive  Growth,  Small Cap Stock, Mid Cap Stock, Mid Cap Index,
     Capital Growth,  and Equity Income  Portfolios.  We can reduce or terminate these voluntary  reimbursements  upon 30-days'  written notice to the Fund.
     Absent the expense  reimbursement,  the Total Portfolio Annual Expenses for the period ended December 31, 2001 would have been:

Portfolio                   Other Expenses         Total Portfolio
                                                    Annual Expenses
AAL Technology Stock              1.01%                   1.76%
AAL Aggressive Growth             0.93                    1.73
AAL Small Cap Stock               0.65                    1.35
AAL Mid Cap Stock                 0.75                    1.45
AAL Mid Cap Index                 0.78                    1.13
AAL International                 0.28                    1.08
AAL Capital Growth                0.39                    1.04
AAL Equity Income                 0.72                    1.17
AAL High Yield Bond               0.25                    0.65
AAL Bond Index                    0.14                    0.49
AAL Money Market                  0.16                    0.51

LB Series Fund,  Inc.  Annual Expenses (as a percentage of average net assets of each Portfolio)

                                                             Total
                                             Other         Portfolio
                                           Expenses     Annual Expenses
                              Advisory       After           After
Portfolio                       Fees     Reimbursement   Reimbursement(6)
---------                       ----    -------------    -------------
Opportunity Growth Portfolio     .40%         0%              .40%

FTI Small Cap Growth Portfolio  1.00          0              1.00

MFS Mid Cap Growth Portfolio     .90          0               .90

Mid Cap Growth Portfolio         .40          0               .40

World Growth Portfolio           .85          0               .85

FI All Cap Portfolio             .95          0               .95

Growth Portfolio                 .40          0               .40

MFS Investors Growth Portfolio   .80          0               .80

TRP Growth Stock Portfolio       .80          0               .80

High Yield Portfolio             .40          0               .40

Income Portfolio                 .40          0               .40

Limited Maturity Bond Portfolio  .40          0               .40

--------------------
(6)  We and our affiliate,  Lutheran  Brotherhood  Variable  Insurance  Products
     Company ("LBVIP"),  have agreed to pay on behalf of LB Series Fund, Inc. or to  reimburse  the  Fund  for all  expenses  of the  Fund  other  than  the investment advisory fee pursuant to an Expense Reimbursement Agreement. The
     Expense Reimbursement Agreement can be terminated at any time by the mutual agreement  of the Fund,  Thrivent  Financial,  and  LBVIP.  If the  Expense
     Reimbursement  Agreement  were  terminated,   the  Total  Portfolio  Annual
     Expenses  with respect to the  Opportunity  Growth,  Mid Cap Growth,  World
     Growth,  Growth,  High Yield, and Income Portfolios would have been for the period ended December 31, 2001:

Portfolio                   Other Expenses         Total Portfolio
                                                    Annual Expenses

Opportunity Growth               0.06%                   0.46%
Mid Cap Growth                   0.04                    0.44
World Growth                     0.09                    0.94
Growth                           0.02                    0.42
High Yield                       0.04                    0.44
Income                           0.03                    0.43

     The FTI Small Cap Growth,  MF Mid Cap  Growth,  FI All Cap,  MFS  Investors
     Growth,  TRP Growth  Stock,  and Limited  Maturity Bond  Portfolios  became effective  November 30, 2001. If the Expense  Reimbursement  Agreement were terminated with respect to those  Portfolios,  the Total  Portfolio  Annual
     Expenses for the current fiscal year are estimated to be:

Portfolio                   Other Expenses         Total Portfolio
                                                    Annual Expenses

FTI Small Cap Growth             0.12%                   1.12%
MFS Mid Cap Growth               0.13                    1.03
FI All Cap                       0.09                    1.04
MFS Investors Growth             0.13                    0.93
TRP Growth Stock                 0.08                    0.88
Limited Maturity Bond            0.06                    0.46

EXAMPLES

The following examples illustrate the expenses that you would incur on a $1,000 investment and a 5% return on assets. The examples illustrate both the current subaccount expenses with no death benefit options and the maximum subaccount expenses with all optional death benefits. The examples reflect the deferred sales load and the total portfolio annual expenses after any current reimbursements. The reimbursements of Portfolio expenses are anticipated to continue through 2002, but may be terminated at any time.

The examples should not be considered as representative of past or future expenses, and actual expenses may be greater or less than those shown.

Based on the current mortality and expense risk charge with no optional death benefits, if you surrender or annuitize your Contract at the end of the applicable time period, you would pay the following expenses:

Subaccount                        1 year      3 years
---------                         ------      -------

Technology Stock                  $ 74          $ 98
Aggressive Growth                   75            99
Small Cap Stock                     74            96
Small Cap Index                     71            87
Mid Cap Stock                       74            96
Mid Cap Index                       71            86
International                       75            99
Capital Growth                      74            95
Large Company Index                 71            86
Equity Income                       72            89
Balanced                            71            86
High Yield Bond                     71            87
Bond Index                          71            86
Money Market                        71            86
Opportunity Growth                  71            87
FTI Small Cap Growth                77           105
MFS Mid Cap Growth                  76           102
Mid Cap Growth                      71            87
World Growth                        75           101
FI All Cap                          76           104
Growth                              71            87
MFS Investors Growth                75            99
TRP Growth Stock                    75            99
High Yield                          71            87
Income                              71            87
Limited Maturity Bond               71            87

Based on the current  mortality  and expense risk charge with no optional  death benefits, if you do not surrender or annuitize your Contract,  you would pay the following expenses:

Subaccount                        1 year      3 years
---------                         ------      -------

Technology Stock                   $19          $58
Aggressive Growth                   19           60
Small Cap Stock                     18           57
Small Cap Index                     15           47
Mid Cap Stock                       18           57
Mid Cap Index                       15           46
International                       19           60
Capital Growth                      18           55
Large Company Index                 15           46
Equity Income                       16           49
Balanced                            15           46
High Yield Bond                     15           47
Bond Index                          15           46
Money Market                        15           46
Opportunity Growth                  15           47
FTI Small Cap Growth                21           66
MFS Mid Cap Growth                  20           63
Mid Cap Growth                      15           47
World Growth                        20           61
FI All Cap                          21           64
Growth                              15           47
MFS Investors Growth                19           60
TRP Growth Stock                    19           60
High Yield                          15           47
Income                              15           47
Limited Maturity Bond               15           47

Based on the maximum  mortality and expense risk charge with all optional  death benefits,  if you  surrender  or  annuitize  your  Contract  at  the  end of the applicable time period, you would pay the following expenses:

Subaccount                        1 year      3 years
---------                         ------      -------

Technology Stock                   $80          $115
Aggressive Growth                   81           117
Small Cap Stock                     80           114
Small Cap Index                     77           105
Mid Cap Stock                       80           114
Mid Cap Index                       76           104
International                       81           117
Capital Growth                      79           112
Large Company Index                 76           104
Equity Income                       77           106
Balanced                            76           104
High Yield Bond                     77           105
Bond Index                          76           104
Money Market                        76           104
Opportunity Growth                  77           105
FTI Small Cap Growth                83           122
MFS Mid Cap Growth                  82           120
Mid Cap Growth                      77           105
World Growth                        81           118
FI All Cap                          82           121
Growth                              77           105
MFS Investors Growth                81           117
TRP Growth Stock                    81           117
High Yield                          77           105
Income                              77           105
Limited Maturity Bond               77           105

Based on the maximum  mortality and expense risk charge with all optional  death benefits, if you do not surrender or annuitize your Contract,  you would pay the following expenses:

Subaccount                        1 year      3 years
---------                         ------      --------

Technology Stock                    $25         $76
Aggressive Growth                    25          78
Small Cap Stock                      24          75
Small Cap Index                      21          66
Mid Cap Stock                        24          75
Mid Cap Index                        21          64
International                        25          78
Capital Growth                       24          73
Large Company Index                  21          64
Equity Income                        22          67
Balanced                             21          64
High Yield Bond                      21          66
Bond Index                           21          64
Money Market                         21          64
Opportunity Growth                   21          66
FTI Small Cap Growth                 27          84
MFS Mid Cap Growth                   26          81
Mid Cap Growth                       21          66
World Growth                         26          79
FI All Cap                           27          82
Growth                               21          66
MFS Investors Growth                 25          78
TRP Growth Stock                     25          78
High Yield                           21          66
Income                               21          66
Limited Maturity Bond                21          66

SUMMARY

Please refer to Appendix A at the end of this Prospectus for definitions of several technical terms, which can help you understand details about your Contract. The Summary is an introduction to various topics related to the Contract. For more detailed information on each subject, refer to the appropriate section of this Prospectus.

The Contract

The Contract along with any riders, endorsements, amendments, application, and our Articles of Incorporation and Bylaws constitutes your entire agreement. See The Contracts.

We issue flexible premium deferred variable annuity contracts. In order to purchase a Contract, you must submit an application to us through one of our financial associates who is also a registered representative of Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”). We only offer the Contract to a member or to a person eligible for membership who is also applying for membership. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special Federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until the Annuity Date.

The minimum acceptable initial premium is $600 on an annualized basis. We may, at our discretion, waive this initial premium requirement. You may pay additional premiums under the Contracts, but we may choose not to accept any additional premium less than $50.

Allocation of Premiums. You may allocate premiums under the Contract to one or more of the 26 Subaccounts of the Variable Account, the Fixed Account, or Fixed Period Allocations. Certain of the investment options may be unavailable in some states.

The Accumulated Value of the Contract in the Subaccounts and the amount of variable annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. The interest rate that applies to the Fixed Account or a Fixed Period Allocation depends upon the date of the allocation and the allocation period selected.

Optional Investment Programs. We offer optional Dollar Cost Averaging and Asset Rebalancing Programs. See The Contracts - Dollar Cost Averaging and The Contracts - Asset Rebalancing.

Free Look Period. You have the right to return the Contract within 10 days after you receive it. (Some states require a longer free look period).

Surrenders. If you request a surrender on or before the Annuity Date, we will pay to you all or part of the Accumulated Value of a Contract after making any Market Value Adjustment to amounts in Fixed Period Allocations and deducting any applicable surrender charge. Partial surrenders must be for at least $200 and must not reduce the remaining Accumulated Value in the Contract to less than $600. Under certain circumstances the Contract Owner may make surrenders after the Annuity Date.

Transfers. On or before the Annuity Date, you may request the transfer of all or a part of your Contract’s Accumulated Value to or from other Subaccounts, the Fixed Account, or Fixed Period Allocations. You may request 12 free transfers per Contract Year. Subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs) will incur a $25 transfer charge. We reserve the right to limit the number of transfers you make in any Contract Year. After the Annuity Date, you may change the percentage allocation of variable annuity payments among the available Subaccounts up to 12 times per Contract Year. See The Contracts – Transfers of Accumulated Value for more details, including the restrictions on transfers.

Death Benefits. The Contract offers a Basic Death Benefit if the Annuitant dies before the Annuity Date. In addition, for an additional charge, you may purchase any combination of three death benefit options which may increase the death benefit if the Annuitant dies before the Annuity Date: (a) the Maximum Anniversary Death Benefit; (b) the Premium Accumulation Death Benefit; or (c) the Earnings Addition Death Benefit. See The Contracts – Death Benefit Before the Annuity Date and The Contracts – Death Benefit Options.

Annuity Provisions

You may select an annuity settlement option or options, and may select whether payments are to be made on a fixed or variable (or a combination of fixed and variable) basis. See Annuity Provisions for more details.

Federal Tax Status

For a description of the federal income tax status of annuities, See Federal Tax Status – Taxation of Annuities in General. Generally, a distribution from a Contract before the taxpayer attains age 59 1/2 will result in a penalty tax of 10% of the amount of the distribution which is included in gross income. Death proceeds paid to beneficiaries are also subject to income tax.

Performance Information

From time to time, the Variable Account may advertise several types of performance information for the Subaccounts. This information reflects the performance of a hypothetical investment in a particular Subaccount during a specified time period. We show actual performance from the date the Subaccount began investing in its underlying fund. We also may show hypothetical performance from the commencement date of a Fund as if the Subaccount had invested in that Fund at that time. This information may include “average annual total return.” The Bond Index Subaccount, the Balanced Subaccount and the High Yield Bond Subaccounts may also advertise “yield.” The Money Market Subaccount may advertise “yield” and “effective yield.” Advertised yields and total returns include all charges and expenses attributable to the Contract.

The performance information that we may present is not an estimate or guarantee of future investment performance and does not represent the actual investment experience of amounts invested by a particular owner. Additional information concerning a Subaccount’s performance appears in the Statement of Additional Information.

Total Return and Yield Quotations. Average annual total return figures measure the net income of a Subaccount and any realized or unrealized gains or losses of the underlying investments in the Subaccount, over the period stated.

Yield is a measure of the net dividend and interest income earned over a specific one-month or 30-day period (seven-day period for the Money Market Subaccount), expressed as a percentage of the value of the Subaccount’s accumulation units. Yield is an annualized figure, which means that we assume that the Subaccount generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Subaccount similarly, but include the increase due to assumed compounding. The Money Market Subaccount’s effective yield will be slightly higher than its yield due to this compounding effect.

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Thrivent Financial

On January 1, 2002, Lutheran Brotherhood merged with and into Aid Association for Lutherans, and the merged organization changed its name to Thrivent Financial for Lutherans on May 21, 2002. We are a not-for-profit, non-stock, membership organization organized as a fraternal benefit society and owned and operated for our members. Membership is open to Lutherans and their families, individuals employed by or associated with Lutheran organizations, and individuals who are co-owners of closely held businesses owned primarily by Lutherans. Our members are joined together for insurance, education and volunteer opportunities. We were organized in 1902 under Wisconsin law, and we are in compliance with Internal Revenue Code Section 501(c)(8). We are currently licensed to transact life insurance business in all 50 states and the District of Columbia.

We issue the Contracts. We are subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin as well as by the insurance regulators of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain Federal securities laws and regulations.

The Variable Account

The Variable Account is a separate account that was established by our Board of Directors on May 9, 2002. The Variable Account meets the definition of a “separate account” under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices.

We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums paid under the Contract and transfer the Contract’s Accumulated Value to one or more of the Subaccounts of the Variable Account. We invest the assets of each Subaccount in a corresponding Portfolio of the Funds. The Subaccounts and corresponding Portfolios of the Funds are:

  Subaccount                            Corresponding Portfolio
  ----------                            -----------------------

  Technology Stock Subaccount           AAL Technology Stock Portfolio
  Aggressive Growth Subaccount          AAL Aggressive Growth Portfolio
  Small Cap Stock Subaccount            AAL Small Cap Stock Portfolio
  Small Cap Index Subaccount            AAL Small Cap Index Portfolio
  Mid Cap Stock Subaccount              AAL Mid Cap Stock Portfolio
  Mid Cap Index Subaccount              AAL Mid Cap Index Portfolio
  International Subaccount              AAL International Portfolio
  Capital Growth Subaccount             AAL Capital Growth Portfolio
  Large Company Index Subaccount        AAL Large Company Index Portfolio
  Equity Income Subaccount              AAL Equity Income Portfolio
  Balanced Subaccount                   AAL Balanced Portfolio
  High Yield Bond Subaccount            AAL High Yield Bond Portfolio
  Bond Index Subaccount                 AAL Bond Index Portfolio
  Money Market Subaccount               AAL Money Market Portfolio
  Opportunity Growth Subaccount         Opportunity Growth Portfolio
  FTI Small Cap Growth Subaccount       FTI Small Cap Growth Portfolio
  MFS Mid Cap Growth Subaccount         MFS Mid Cap Growth Portfolio
  Mid Cap Growth Subaccount             Mid Cap Growth Portfolio
  World Growth Subaccount               World Growth Portfolio
  FI All Cap Subaccount                 FI All Cap Portfolio
  Growth Subaccount                     Growth Portfolio
  MFS Investors Growth Subaccount       MFS Investors Growth Portfolio
  TRP Growth Stock Subaccount           TRP Growth Stock Portfolio
  High Yield Subaccount                 High Yield Portfolio
  Income Subaccount                     Income Portfolio
  Limited Maturity Bond Subaccount      Limited Maturity Bond Portfolio

Each of the Portfolios of AAL Variable Products Series Fund, Inc. has an investment objective as described below:

AAL Technology Stock Portfolio. To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

AAL Aggressive Growth Portfolio. To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

AAL Small Cap Stock Portfolio. To seek long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

AAL Small Cap Index Portfolio. To strive for capital growth that approximates the performance of the S&P SmallCap 600 Index* by investing primarily in common stocks of the index.

AAL Mid Cap Stock Portfolio. To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

AAL Mid Cap Index Portfolio. To seek total returns that track the performance of the S&P MidCap 400 Index* by investing primarily in common stocks comprising the Index.

AAL International Portfolio. To strive for long-term capital growth by investing primarily in foreign stocks.

AAL Capital Growth Portfolio. To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

AAL Large Company Index Portfolio. To strive for investment results that approximate the performance of the S&P 500(R)* Index by investing primarily in common stocks of the Index.

AAL Equity Income Portfolio. To seek current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

AAL Balanced Portfolio. To seek capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the AAL Large Company Index, AAL Bond Index, and AAL Money Market Portfolios.

AAL High Yield Bond Portfolio. To strive for high current income and secondarily capital growth by investing primarily in high-risk, high yield bonds commonly referred to as “junk bonds.”

AAL Bond Index Portfolio. To strive for investment results similar to the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

AAL Money Market Portfolio. To strive for maximum current income while maintaining liquidity and a constant net asset value of $1.00 per share by investing in high-quality, short-term money market instruments.

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* “Standard & Poor’s®", “S&P®", “Standard & Poor’s 500", “500", “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of AAL Variable Product Series Fund, Inc. which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

Each of the Portfolios of LB Series Fund, Inc. has an investment objective as described below:

Opportunity Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of smaller capitalization common stocks.

FTI Small Cap Growth Portfolio. To achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

MFS Mid Cap Growth Portfolio. To achieve long-term growth of capital by investing primarily in a non-diversified portfolio of common stocks of companies with medium market capitalizations.*

Mid Cap Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of common stocks of companies with medium market capitalizations.

World Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of common stocks of established, non-U.S. companies.

FI All Cap Portfolio. To seek long-term growth of capital.

Growth Portfolio. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

MFS Investors Growth Portfolio. To achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

TRP Growth Stock Portfolio. To achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

High Yield Portfolio. To achieve a higher level of income through investment in a diversified portfolio of high yield securities ("junk bonds") which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate- and long-term fixed income securities.

Limited Maturity Bond Portfolio. To seek a high level of current income consistent with stability of principal.

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* The MFS Mid Cap Growth Portfolio is a non-diversified mutual fund. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers and is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified Portfolio.

We cannot assure that the Portfolios of the Funds will achieve their respective investment objectives. You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the Funds’ various Portfolios. A full description of the Funds, their investment objectives, policies and restrictions, expenses, risks associated with investing in the Funds’ Portfolios and other aspects of the Funds’ operations is contained in the accompanying prospectuses for the Funds, which should be carefully read in conjunction with this Prospectus.

Shares of the Funds are sold to other insurance company separate accounts of LBVIP and ours and to retirement plans that we sponsor. The Funds may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for LBVIP and us to invest simultaneously in the Funds, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Funds’ management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

     *  Changes in state insurance laws
     *  Changes in Federal income tax law
     *  Changes in the investment management of either Fund
     *  Differences in voting instructions between those given by the
        Contract Owners from the different separate accounts

If we believe the responses of one or both Funds to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.

The Funds are registered with the SEC under the 1940 Act as open-end management investment companies (commonly called a "mutual fund"). These registrations do not involve supervision by the SEC of the management or investment practices or policies of the Funds.

The Variable Account will purchase and redeem shares from the Funds at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another Subaccount, the Fixed Account, or a Fixed Period Allocation as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Funds will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Investment Management

We act as investment adviser for the Portfolios of the Funds, and we are a registered investment adviser under the Investment Advisers Act of 1940. AAL Variable Product Series Fund, Inc. and Thrivent Financial have engaged the following investment subadvisers:

*  Oechsle International Advisors, LLC serves as subadviser for the AAL International Portfolio.
*  Pacific Investment Management Company serves as subadviser for the AAL High Yield Bond Portfolio.

AAL Variable Product Series Fund, Inc. and Thrivent Financial pay each of the above Subadvisers an annual fee for its subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

LB Series Fund, Inc. and Thrivent Financial have engaged the following investment subadvisers:

*  Franklin Advisers, Inc. serves as subadviser for the FTI Small Cap Growth Portfolio.
*  Massachusetts Financial Services Company serves as subadviser for the MFS Mid Cap Growth Portfolio and the MFS Investors
   Growth Portfolio.
*  T. Rowe Price International, Inc., serves as subadviser for the World Growth Portfolio.
*  Fidelity Management & Research Company serves as subadviser for the FI All Cap Portfolio.  FMR Co., Inc. serves as the
   Portfolio's sub-subadviser.
*  T. Rowe Price Associates, Inc. serves as subadviser for the TRP Growth Stock Portfolio.

LB Series Fund, Inc. and Thrivent Financial pay each of the above Subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If Portfolio shares of the Funds are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Funds or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we also may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, deregistered under that Act if registration is no longer required or combined with other separate accounts of ours.

Fixed Account

You may allocate the premiums paid under the Contract and transfers from the accumulated value in other investment options to the Fixed Account. Any amounts allocated to the Fixed Account are invested with our General Account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 3% per year. The last-in, first-out accounting method will be used for partial surrenders, transfers, and transfer charges.

Fixed Period Allocations and the Market Value Adjustment Account

You may allocate the premiums paid under the Contract and transfers from the accumulated value in other investment options to Fixed Period Allocations. Fixed Period Allocations are invested in a non-unitized separate investment account of ours, the Market Value Adjustment Account (“MVA Account”). Each such allocation or transfer must be at least $1,000 and will be a separate Fixed Period Allocation. For each amount allocated or transferred to a Fixed Period Allocation, you select an allocation period then offered by us. The interest rate that applies to a Fixed Period Allocation depends upon the date of the allocation and the duration selected. Interest will be credited on Fixed Period Allocations from the date of allocation or transfer and will be guaranteed for the entire period. Interest will be compounded daily and will never be less than an effective rate of 3% per year. Accumulated Value which is surrendered or transferred from a Fixed Period Allocation more than 30 days before the end of its allocation period is subject to a Market Value Adjustment(“MVA”).

At the end of an allocation period for a Fixed Period Allocation, if the amount allocated to that Fixed Period Allocation is at least $1,000, it will be applied on the expiration date as a new Fixed Period Allocation, unless, prior to the expiration date, you give us Written Notice or notice by telephone (if you have completed the Telephone Transaction Authorization Form) to surrender or transfer that amount. The allocation period will be the same as for the period just ended, provided that the period does not extend beyond the Annuity Date and that it is still offered by us. Otherwise, the allocation period will be the longest period then offered by us that does not extend beyond the Annuity Date. If the amount of the allocation is less than $1,000 or if all allocation periods then offered would extend beyond the Annuity Date, the amount of that Fixed Period Allocation will be transferred to the Money Market Subaccount. We will notify you at least 30 days before the end of an allocation period for a Fixed Period Allocation. The first-in first-out accounting method will be used for surrenders and transfers from Fixed Period Allocations.

Market Value Adjustment

A MVA will apply to any portion of an amount in a Fixed Period Allocation that is surrendered or transferred more than 30 days before the end of its allocation period. The adjustment may increase or decrease the amount surrendered or transferred. The adjustment is determined by multiplying the total amount surrendered or transferred times:

                                        (n/12)
                 [(1 + i)/(1 + j+ .0025)]            -1
where:

i is the Treasury Rate for the week prior to the date of allocation for a maturity equal to the Fixed Period Allocation from which the surrender or transfer is made;

j is the Treasury Rate for the week prior to the date of surrender or transfer for a maturity equal to the number of whole months remaining in that allocation period, but if fewer than 12 months remain, we will use the Treasury Rate for a maturity of one year; and

n is the whole number of months remaining in that allocation period.

If a Treasury Rate is not available for a maturity of n months, then j will be determined by linear interpolation of rates for maturity periods closest to n months. If Treasury Rates are no longer available, we will use similar rates as approved by the Insurance Department of the state in which your Contract was issued.

MVAs will be applied before any transfer charges or surrender charges. We guarantee that MVAs will not reduce interest earned on amounts allocated to Fixed Period Allocations to less than an effective annual rate, compounded daily, of 3%.

As an example to illustrate the operation of the MVA formula, assume that a net withdrawal of $20,000 is requested from a seven-year Fixed Period Allocation with 60 months remaining in the Fixed Period Allocation. Assume also that the seven-year Treasury Rate for the week prior to the date you made an allocation to that seven-year Fixed Period Allocation was 9% and the five-year Treasury Rate for the week prior to the date of surrender or transfer of that seven-year Fixed Allocation Period is 9.25%. Under the formula, “i” is equal to 9%, “j” is equal to 9.25%, and “n” is equal to 60. To calculate the MVA, we divide the sum of 1.00 and “i”, 1.09, by the sum of 1.00 and “j” and .0025, or 1.095. The resulting figure, .995434, is then taken to the fifth, or “n”/12th power. From this amount, .977377, 1 is subtracted and the resulting figure, -.022623, is multiplied by an amount ($20,463) that will net $20,000 after application of the MVA of -$463. Since this figure is a negative number, the amount is subtracted from the remaining Fixed Period Allocation value. If “j” had been 8% instead of 9.25%, the MVA would have been +$678, which amount would have been added to the remaining Fixed Period Allocation value.

Additional Information about the Fixed Account and the MVA Account

Because of exemptive and exclusionary provisions, interests in the Fixed Account and the MVA Account have not been registered under the Securities Act of 1933 (“1933 Act”), and neither the Fixed Account nor the MVA Account is registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly neither the Fixed Account, the MVA Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account or the MVA Account. Contract Owners have no voting rights in the Variable Account with respect to Fixed Account or Fixed Period Allocation values.

THE CONTRACTS

Purchasing a Contract

You purchase a Contract by submitting an application to us through one of our financial associates who is also a registered representative of Thrivent Investment Mgt. Contracts are offered to members and people eligible for membership. In your application you select the features of your Contract, including:

* The amount of your initial  premium.  This premium must be at least $600 on an annualized basis.

* How you want  your  premiums  allocated  among  the  Subaccount(s),  the Fixed
  Account, and/or Fixed Period Allocations.

* The death benefit options which you want.

* The beneficiary or beneficiaries  you want to receive the benefit payable upon the death of the Annuitant.

We reserve the right to limit the total amount of all premiums paid on the Contract to $1 million.

Processing Your Application

We will process your application when we receive it. Your Contract’s Date of Issue is the date you sign the application. If we determine that your application is in good order, we will approve it within two days after we receive it. If we determine that the application is not in good order, we will attempt to complete it within five business days. If the application is not complete at the end of this period, we will tell you the reason for the delay and inform you that we will return the initial premium to you unless you specifically consent to our keeping it until the application is complete.

Allocation of Premiums

If we approve your application on the date we receive it, we will allocate the initial premium among the Subaccount(s), the Fixed Account, and/or Fixed Period Allocations according to your application. Otherwise, we will deposit your initial premium in the General Account where it will earn interest at a rate that we determine. The interest and any cost of crediting interest will be paid by us, not other Contract Owners. At the end of that Valuation Period during which we approve your application, we will allocate your initial premium (including any interest earned while in the General Account) among the Subaccount(s), the Fixed Account, and/or Fixed Period Allocations according to your application. Any amount of your initial premium which you allocate to a Subaccount will be credited to your Contract with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of that Valuation Period. Subsequent allocations to a Subaccount will be credited with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of the Valuation Period when the allocation is made. See Subaccount Valuation.

The allocation percentages that you select must be in whole numbers and their sum must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. Premiums that you pay after the initial premium are allocated at the end of the Valuation Period in which we receive them using the allocation percentages specified in your application. You may change the allocation percentages for future premiums without charge and at any time by giving us Written Notice or, if you have completed the Telephone Transaction Authorization Form, by telephone. Any change will apply to all future premiums unless you request another change.

The minimum you may allocate to a Fixed Period Allocation is $1,000. If you allocate an amount less than $1,000 to a Fixed Period Allocation, we will allocate that amount to the Money Market Subaccount.

The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of the amounts allocated to Subaccounts of the Variable Account. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

Free Look Period

After you receive your Contract, you have a “free look” period of 10 days (some states require a longer free look period, and that will be indicated in your Contract) to decide if you want to keep it. If you decide to cancel the Contract within the free look period, you may do so by returning it to us or to the representative through whom you bought it. When we receive the Contract at our Service Center, we will cancel it and refund to you an amount equal to the Accumulated Value, except in those states which require a refund of all premiums that you have paid.

In addition to the “free look” period described, the Employee Retirement Income Security Act of 1974 (“ERISA”) grants certain revocation rights to contracts issued as individual retirement annuities (“IRA’s”). If your Contract is an IRA and you revoke it under the rights granted by ERISA, we will refund all premiums that you have paid regardless of the state in which the Contract was issued.

Accumulated Value of Your Contract

On or before the Annuity Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts, the Fixed Account, and Fixed Period Allocations.

Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any amount in Fixed Period Allocations, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

Subaccount Valuation

On any Valuation Day, the accumulated value of your investment in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the accumulated unit value for that Subaccount. On any day that is not a Valuation Day, the accumulated value for a Subaccount will be determined on the next Valuation Day.

Accumulation Units. Transactions in and out of a Subaccount are made by crediting or reducing the Accumulation Units of the Subaccount at the Subaccount Accumulation Unit Value for your Contract.

We credit your Contract with Accumulation Units in a Subaccount when:

*  You allocate premiums to that Subaccount;
*  You transfer Accumulated Value into that Subaccount from another
   Subaccount, the Fixed Account, or a Fixed Period Allocation; or
*  Your spouse is the sole beneficiary and elects to continue the Contract after your death, and the excess of the death benefit over the
   Accumulated Value is allocated to the Subaccount.

We reduce the Accumulation Units in a Subaccount when:

*  You transfer Accumulated Value out of that Subaccount into another
   Subaccount, the Fixed Account, or a Fixed Period Allocation;
*  You make a surrender from that Subaccount; or
*  Transfer charges are applied against the Subaccount.

Accumulation Unit Value. For each Subaccount, there are multiple accumulation unit values, depending upon the different mortality and expense risk charges assessed against the Contracts participating in that Subaccount. A mortality and expense risk charge varies according to whether any death benefit options have been selected and the total accumulated value in the Subaccounts. A Subaccount’s Accumulation Unit Value for your Contract is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. Accumulation Unit Values may increase or decrease at the end of each Valuation Period. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (1) multiplied by (2) where:

(1) Is the Accumulation Unit Value for that Subaccount at the end of the prior
    Valuation Period.
(2) Is the Net Investment Factor for that Subaccount for that period.

Net Investment Factor

The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (1) by (2) and then subtracting (3) where:

(1)  Is the sum of
     (a)  The net asset value per share of the  corresponding  Portfolio  of the
          Subaccount at the end of the Valuation Period; plus
     (b)  The per share amount of any dividend or capital gain distribution made by the Portfolio if the "ex-dividend" date occurs during the Valuation
          Period; plus or minus
     (c)  A per  share  charge  or credit  for any  taxes  reserved  for that we determine to be a result of the investment operation of the Portfolio.
(2)  Is the net  asset  value per share of the  corresponding  Portfolio  of the
     Subaccount at the end of the prior Valuation Period.
(3)  Is the  mortality  and  expense  risk  charge we deduct for each day in the
     Valuation  Period  and is based  upon the daily  accumulated  value in each subaccount.  For Accumulation  Unit Values,  the mortality and expense risk charge is based upon the total  accumulated  value in the  subaccounts  and whether you have selected any death benefit options.  For Contracts with no
     death  benefit   options,   the  mortality  and  expense  risk  charge  for
     Accumulation  Unit Value is currently 1.10% and guaranteed  never to exceed
     1.25%.  The  mortality  and expense  risk charge for Annuity Unit Values is
     1.25%.

Minimum Accumulated Value

We will terminate your Contract on any Contract Anniversary if the Accumulated Value is less than $600 and you have not paid a premium during the previous 36-month period.

If we know that your Contract will not meet this requirement on an upcoming Contract Anniversary, we will notify you 60 days before that anniversary and inform you of the minimum dollar amount which you must pay to keep the Contract in force. If you fail to pay at least that amount, we will terminate your Contract on the Contract Anniversary and pay you the remaining Accumulated Value.

Death Benefit Before the Annuity Date

Your Contract provides for a death benefit if the Annuitant dies before the Annuity Date. The amount of the death benefit will be the sum of (1) and (2) where

(1) Is the greatest of:
     (a) The Basic Death Benefit;
     (b) The Maximum Anniversary Death Benefit, if any; and
     (c) The Premium Accumulation Death Benefit, if any.
(2) Is the amount of the Earnings Addition Death Benefit, if any.

Basic Death Benefit

The Basic Death Benefit is equal to the greater of the Accumulated Value on that day and the adjusted sum of premiums determined as follows:

(1)  As of the day a premium  is  received  by us, the sum is  increased  by the amount of that premium.
(2)  As of the day a partial surrender is made, the sum is decreased by the same proportion as the Accumulated Value was decreased by that surrender.

Death Benefit Options

Maximum Anniversary Death Benefit. If you purchase this option, the Maximum Anniversary Death Benefit on any day on or before the Contract Anniversary on which the Annuitant attains Age 80 (or, if there are two annuitants, the Contract Anniversary on which the older Annuitant attains Age 80) is the greatest of the Anniversary Death Benefits determined as of that day for each Contract Anniversary. The Anniversary Death Benefit for a Contract Anniversary is the Accumulated Value on that anniversary adjusted as follows for any premiums paid or partial surrenders made after that date:

(1)  As of the day a premium is received by us, the benefit is  increased by the amount of that premium.
(2)  As of the day that a partial  surrender is made, the same proportion of the
     Anniversary Death Benefit on that day as the Accumulated Value is decreased by that partial surrender.

On any day after any Annuitant attains Age 80, the Maximum Anniversary Death Benefit is equal to the amount calculated above on the Age 80 Contract Anniversary adjusted as in (1) and (2) above for any premiums paid or partial surrenders made after that anniversary.

Premium Accumulation Death Benefit. If you purchase this option, the Premium Accumulation Death Benefit on any date on or before the Contract Anniversary on which the Annuitant attains Age 80 (or, if there are two Annuitants, the Contract Anniversary on which the older Annuitant attains Age 80) is the lesser of:

(1)  The accumulation at 5% effective  annual interest of the premiums  received by us  adjusted  for any partial  surrenders.  As of the day that a partial surrender  is made,  the  accumulated  premiums  are  decreased by the same proportion as the Accumulated Value was decreased by the surrender; and
(2)  Two times the adjusted sum of the premiums  determined  for the Basic Death
     Benefit.

The Premium Accumulation Death Benefit on any date after any Annuitant attains Age 80 is equal to the sum of the amount calculated above on the Age 80 Contract Anniversary and any premiums received by us after that anniversary, adjusted as in (1) above for any partial surrenders made after that anniversary.

Earnings Addition Death Benefit. If you purchase this option, the Earnings Addition Death Benefit of your Contract on or before any Annuitant attains Age 80 (or, if there are two Annuitants, the Contract Anniversary on which the older Annuitant attains Age 80) will be 40% of the lesser of:

(1)  The adjusted sum of premiums determined for the Basic Death Benefit; and
(2)  The amount by which the  Accumulated  Value on that date exceeds the amount determined in clause (1) above.

On any day after any Annuitant attains Age 80, the Earnings Addition Death Benefit is equal to the amount calculated above on the Age 80 Contract Anniversary adjusted for any partial surrenders made after that anniversary. As of a day that a partial surrender is made, the amount calculated on the Age 80 Contract Anniversary is decreased by the same proportion as the Accumulated Value was decreased by the surrender.

Calculation of Death Benefit

We calculate the death benefit on the later of:

(1)  The end of the  Valuation  Period  during  which  we  receive  proof of the
     Annuitant's death; and
(2)  The end of the Valuation  Period during which we receive signed notice of a beneficiary's  election  to  receive  death  proceeds,  or any  later  date specified in that notice agreed to by us.

Beneficiaries who are natural persons may elect to receive the death benefit in a lump sum or according to one of the settlement plans described in the Contract. See Annuity Provisions — Settlement Options. After we receive a beneficiary’s election, proceeds payable to the other beneficiaries, if any, will earn interest at a rate of at least 3% per year. If we do not receive a written request from a beneficiary within one year following the date of the Annuitant’s death, we will deem that beneficiary to have requested that portion of the death benefit proceeds to be left on deposit with interest at a rate of at least 3% per year. If the Annuitant was also the Owner, the beneficiary may leave the death proceeds on deposit for up to five years from the date of the Annuitant's death, at which time we will make a lump sum payment of any amounts not subsequently withdrawn. If the Annuitant was not the Owner, the death proceeds may be left on deposit for as long as the beneficiary determines to do so. We will provide annual statements to the beneficiary with respect to the values held on deposit.

Death of an Owner Before the Annuity Date

If you are an owner, but not the Annuitant, upon your death we will pay the Cash Surrender Value of the Contract to your successor owner. Upon the death of the first owner to die, we are required to distribute the death proceeds or Cash Surrender Value to either your beneficiary or successor owner:

  Within five years of your death; or
  If your beneficiary or successor owner is a natural person, he or she may select an annuity payment option. Payments must begin within one year of your death.

The annuity payments in the selected annuity payment option must be made over a period that does not extend beyond the life or life expectancy of the beneficiary or successor owner, as applicable.

Spouse Election to Continue the Contract

If you are the owner of the Contract and your spouse is the sole primary beneficiary, he or she may, to the extent permitted by law, elect to continue the Contract in force, in which case your spouse will become and be treated as the Annuitant and owner. Your spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract. If your spouse elects to continue the contract, the election will be effective on the date we receive it. If an election to receive proceeds or to continue the contract is not made within 60 days, your spouse will be deemed to have elected to continue the contract effective on the 60th day. Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts, the Fixed Account, and Fixed Period Allocations according to the ratio of the accumulated value in each to the Accumulated Value of the Contract, except that any portion of such amount which is attributable to amounts in a Fixed Period Allocation will be allocated to the Money Market Subaccount. If your spouse elects to continue the Contract, the Basic Death Benefit and any optional death benefits will be determined according to your Contract based on the Accumulated Value and premiums or partial surrenders made on or after the date your spouse elects to continue the Contract.

If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.

Death Benefit After the Annuity Date

If the Annuitant dies while we are paying you an annuity income under a settlement option, any death benefit payable will depend on the terms of the settlement option. See Annuity Provisions - Settlement Options.

Surrender (Redemption)

On or before the Annuity Date while the Annuitant is living, you may surrender your Contract for its Cash Surrender Value or you may request a partial surrender or a systematic partial surrender by giving us Written Notice. If you have completed the Telephone Transaction Authorization Form, you may make partial surrenders by telephone. (Contracts used in a tax-sheltered annuity under Section 403(b) of the Internal Revenue Code will be subject to certain restrictions regarding surrenders. See Federal Tax Status – Qualified Plans.) Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.

The Cash Surrender Value of your Contract will be equal to the Accumulated Value of your Contract increased or decreased by any MVA applied to Fixed Period Allocations and decreased by any surrender charge. See Charges and Deductions – Surrender Charge (Contingent Deferred Sales Charge).

When you request a partial surrender, you specify the amount that you want to receive as a result of the surrender. The partial surrender may be any amount which (a) is at least $200, (b) does not exceed the Accumulated Value, and (c) does not reduce the remaining Accumulated Value in the Contract to less than $600. (If the amont you request as a partial surrender would reduce the remaining Accumulated Value to less than $600, we will contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $600 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we will treat your request as a request for a full surrender.) If there is no MVA, surrender charge, or withholding tax associated with the surrender, the amount surrendered will be the amount that you request to receive. Otherwise, the amount surrendered will be the amount necessary to provide the amount requested after we apply the MVA, surrender charge, and any tax withholding.

When you request a partial surrender, we will allocate the partial surrender among the Subaccounts, the Fixed Account, and each Fixed Period Allocation according to the ratio for the Contract of the accumulated value (plus any MVA) in each Fixed Period Allocation, each Subaccount, and the Fixed Account to the Accumulated Value (plus any MVA) of the Contract. Amounts surrendered from a Subaccount will be done by reducing Accumulation Units of that Subaccount. Any amounts applied against Fixed Period Allocations will be taken in order from Fixed Period Allocations in first-in, first-out order. With our approval, you may specify a different allocation for a partial surrender.

After the Annuity Date, your Contract does not have an Accumulated Value that can be surrendered. However, surrender may be allowed under certain settlement options. See Annuity Provisions – Settlement Options.

For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Federal Tax Status.

Transfers Of Accumulated Value

On or before the Annuity Date while an Annuitant is still living, you may request the transfer of all or a part of your Contract’s Accumulated Value among the Subaccounts, the Fixed Account, and Fixed Period Allocations.

You can request a transfer in two ways:

(1) By giving us Written Notice; or
(2) By telephone after completing a Telephone Transaction Authorization
    Form.

We will make the transfer at the end of the Valuation Period during which we receive your request. If you request a transfer to or from a Subaccount, we will credit or reduce your Accumulation Units of the chosen Subaccount. Transfers are subject to the following conditions:

*    The total amount transferred from a Subaccount,  a Fixed Period Allocation, or the Fixed Account must be at least $200.  However, if the total value in a Subaccount, a Fixed Period Allocation,  or the Fixed Account is less than
     $200, the entire amount may be  transferred.  Transfers from a Fixed Period
     Allocation are subject to a MVA.
*    The amount  transferred from the Fixed Account in any Contract Year may not exceed the  greater of $500 and 25% of the  accumulated  value in the Fixed
     Account at the time the first transfer is made in that Contract Year.
*    The amount  transferred  to a Fixed Period  Allocation  cannot be less than
     $1,000.
*    You may make 12 free  transfers in any Contract  Year. For each transfer in excess of 12  (excluding  automatic  transfers  made  through  dollar  cost averaging  or asset  rebalancing),  we will charge you $25 . We reserve the right to limit the number of transfers you make in any Contract Year.

Transfers may also be subject to any conditions that the Portfolio whose shares are involved may impose.

Dollar Cost Averaging

Your Contract provides for two different dollar cost averaging programs that allow you to have automatic periodic transfers made to one or more Subaccounts. Dollar cost averaging is generally suitable if you are making a substantial deposit to your Contract and desire to control the risk of investing at the top of a market cycle. Either dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that your Contract’s Accumulated Value will gain in value, nor will it protect against a decline in value if market prices fall. However, it can be an effective strategy to help meet your long-term goals.

The dollar cost averaging programs you may participate in are:

*    Dollar Cost Averaging from the Fixed Account.  In the  application for your
     Contract, you may dedicate a premium of at least $10,000 to be allocated to a one-year  allocation in the Fixed  Account (the "DCA Fixed  Account") for
     automatic  monthly  transfers  to  one  or  more  Subaccounts.  The  amount allocated to the DCA Fixed  Account will be credited  with an interest rate that will be determined when the payment is received and will be guaranteed for the  duration of the  one-year  period.  One-twelfth  of the amount you allocate to the DCA Fixed  Account will be  transferred  to the  designated
     Subaccounts  on the date we receive it, and  subsequent  transfers  will be made on the same date each month for the next 11 months.  The amount of the transfer each month will be equal to the accumulated value in the DCA Fixed
     Account  divided by the number of  automatic  transfers  remaining.  If you terminate the automatic  transfers before the twelfth transfer is made, the accumulated value in the DCA Fixed Account will be transferred to the Money
     Market  Subaccount unless you request that it be transferred to a different
     Subaccount.

*    Money  Market  Dollar  Cost  Averaging.  You may  establish  a dollar  cost averaging  program  to make  periodic  transfers  of at least $200 from the
     Money Market  Subaccount  to one or more other  Subaccounts.  The transfers will be made on the date you  specify  in your  application  for  automatic transfers and will continue until the earlier of (1) the date the amount in the Money Market Subaccount is less than the total amount to be transferred on that  date or (2) the  date we  receive  Written  Notice  or  notice  by telephone (if you have  completed the Telephone  Transaction  Authorization
     Form) to terminate automatic transfers.

Neither dollar cost averaging program allows you to make automatic transfers to the Fixed Account or a Fixed Period Allocation. To participate in a dollar cost averaging program, complete the Dollar Cost Averaging Form at the time of your application or call 1-800-THRIVENT (1-800-847-4836) to request a Dollar Cost Averaging Form.

Asset Rebalancing

On or before the Annuity Date, you may participate in an optional asset rebalancing program that allows you to elect a specific asset allocation to maintain over time. The sum of the rebalancing percentages must be 100% and each rebalancing allocation percentage must be a whole number not greater than 100%. You may select any date to begin the asset rebalancing program and whether to have your Subaccounts reallocated semiannually or annually. The rebalancing will be done after all other transfers and allocations to or from the Subaccounts for the Valuation Day. The asset rebalancing program does not allow you to include the Fixed Account or a Fixed Period Allocation in the rebalancing program. To participate in the asset rebalancing program, complete the Asset Rebalancing Form at the time of your application or call 1-800-THRIVENT (1-800-847-4836) to request an Asset Rebalancing Form.

Telephone Transactions

You may make partial surrenders, transfers, premium allocation changes, and certain other transactions by telephone if you sign a Telephone Transaction Authorization Form. If you elect to complete the Telephone Transaction Authorization Form, you thereby agree that we, our representatives and employees will not be liable for any loss, liability, cost or expense when we, our representatives and employees act in accordance with the telephone instructions that have been properly received and recorded on voice recording equipment. If a telephone authorization or instruction processed after you have completed the Telephone Transaction Authorization Form is later determined not to have been made by you or was made without your authorization, and a loss results from such unauthorized instruction, you bear the risk of this loss. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such instructions and/or tape recording telephone instructions.

Assignments

Assignment is the transfer of Contract ownership from one party to another. If the Contract was issued in a Qualified Plan, then before the Annuity Date:

*    You may transfer ownership to a trust, custodian,  or employer,  unless the plan is governed by Sections 408 or 408A of the Internal Revenue Code.
*    If the Contract Owner is a trust, custodian or employer,  then the Contract
     Owner may transfer ownership to the Annuitant.
*    Otherwise, the Contract may not be sold, assigned, discounted or pledged as collateral  for a loan or as security for  performance  of an obligation or for any other purpose to any person other than us.

If the Contract is not used in a Qualified Plan, then, before the Annuity Date, ownership may be transferred subject to our approval, except that joint Annuitants who are also joint owners may not transfer ownership to a natural person, and the Contract may be assigned as collateral. If the Contract was applied for as a juvenile contract, then ownership may be transferred only after control has been transferred to the Annuitant.

We are not bound by an assignment unless we receive notice of it in writing at our Service Center. We are not responsible for the validity or effect of any assignment.

You should consider the tax implications of an assignment. See Federal Tax Status.

Contract Owner, Beneficiaries and Annuitants

The Annuitant is the owner of the Contract unless another owner is named in the application or ownership is transferred or assigned to another person. While an Annuitant is living and before the Annuity Date, the owner may exercise all of the owner’s rights under the Contract. If there are multiple owners, all must act in concert to exercise ownership rights.

If the Contract was applied for as a juvenile contract, the Annuitant may not exercise ownership rights until control is transferred to the Annuitant. Before control is transferred, the person who applied for the Contract as applicant/controller may exercise ownership rights on behalf of the Annuitant.

The Contract Owner may (subject to the eligibility requirements in the bylaws of Thrivent Financial) name a beneficiary to receive the death benefit or the annuity proceeds payable under the Contract. If the beneficiary is not living on the date payment is due or if no beneficiary has been named, the death benefit will be paid to the Contract Owner, if living, or otherwise to the Contract Owner’s estate.

The Contract Owner may change the beneficiary by giving us Written Notice of the change. The change will not be effective until we receive and acknowledge your Written Notice at our Service Center. Once we receive it, the change will be effective as of the date on which you signed the notice. However, the change will not affect any payments made or actions taken by us before we received your notice, and we will not be responsible for the validity of any change.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

We do not deduct a charge for sales expenses from premiums at the time premiums are paid. Instead, we deduct a charge at the time you surrender all or part of the Accumulated Value or begin receiving annuity proceeds , subject to certain exceptions noted below. This surrender charge applies only during the first six Contract Years. During those years, we calculate the surrender charge as a percentage of the amount that you surrender. The amount surrendered to pay the surrender charge is subject to the surrender charge. The surrender charge will be deducted from the Accumulated Value after we pay you the amount you requested.

                          Surrender Charges

                 Contract Year        Percent Applied
                 -------------        ---------------
                       1                     6%
                       2                     5%
                       3                     4%
                       4                     3%
                       5                     2%
                       6                     1%

After  Contract  Year six, there is no charge for making  surrenders.  In addition, during the first six Contract Years we will limit or waive surrender  charges as follows:

*    Surrenders Paid Under Certain Settlement  Options.  For surrenders that you make after Contract Year three, there is no surrender charge applied to amounts you elect to have paid under:

     (1)  A settlement  option for a fixed  amount or a fixed period  (including
          Option 3V described under Annuity  Provisions - Settlement  Options)
          if the payments will be made for at least three years and you agree at the time of settlement  that after the first payment is made,  you may not revoke or change the settlement option.

     (2)  Options  which  involve  a  life  income,  including  Option  4V or 5V described under Annuity Provisions - Settlement Options.

*    Ten  Percent  Free Each  Contract  Year.  In each  Contract  Year,  you may surrender  without a surrender  charge up to 10% of the  Accumulated  Value existing at the time of your first  surrender  made in that Contract  Year.
     This "Ten Percent  Free" is not  cumulative.  For  example,  if you make no surrenders  during  the first  three  Contract  Years,  the  percentage  of
     Accumulated  Value  that you may  surrender  without  charge in the  fourth
     Contract Year is 10%, not 40%.

*    Total  Disability of the Annuitant.  There is no surrender charge during or within  90 days  after  the end of the  Annuitant's  total  disability  (as defined in your Contract),  provided that the total disability begins after the  Contract  is issued and before the  Annuitant  attains Age 65. We will require proof of total disability satisfactory to us.

*    Confinement  of the  Annuitant  or the  Annuitant's  Spouse in a  Hospital,
     Nursing Home, or Hospice.  There is no surrender charge during or within 90 days after the end of the  confinement of the Annuitant or the  Annuitant's spouse in a licensed hospital,  nursing home, or hospice, provided that the confinement  begins after the Contract has been issued and continues for at
     least  30   consecutive   days.  We  will  require  proof  of   confinement
     satisfactory to us.

*    Terminal  Illness of the Annuitant or the Annuitant's  Spouse.  There is no
     surrender  charge if the  Annuitant  or the  Annuitant's  spouse has a life expectancy  of 12  months  or  less.  We will  require  certification  by a physician  acting  within the scope of his or her  license  and may require independent medical verification.

*    Loss of the Annuitant's  Job. There is no surrender charge if the Annuitant is  unemployed  for 90  consecutive  days and receives  state  unemployment benefits and the  surrender is made during  unemployment  or within 90 days after  unemployment  benefits cease. The unemployment  must begin after the
     Contract is issued. We will require satisfactory proof of unemployment.

Certain surrenders are subject to a 10% Federal tax penalty on the amount of income withdrawn. See Federal Tax Status.

If surrender charges are not sufficient to cover our sales expenses, we will bear the loss; conversely, if the amount of such charges proves more than enough, we will retain the excess. See Sufficiency of Charges below. We do not currently believe that the surrender charges we impose will cover our expected costs of distributing the Contracts.

Mortality and Expense Risk Charge

We assume certain financial risks associated with the Contracts. Those risks are of two basic types:

*    Mortality  Risk. This includes our risk that (1) death benefits paid before the Annuity Date will be greater than the  Accumulated  Value  available to pay those benefits,  and (2) annuity  payments  involving life incomes will continue  longer than we expected due to lower than expected death rates of the persons receiving them.

*    Expense  Risk.  This is the risk that the expenses we incur with respect to the Contracts will exceed Contract charges.

As compensation for assuming these risks, we deduct a daily mortality and expense risk charge from the average daily net assets in the Variable Account. The amount of the mortality and expense risk charge depends upon whether your Contract has the Basic Death Benefit only or one or more death benefit options. The “Summary Fee Table” lists the current and maximum mortality and expense risk charges for the various death benefits for a Contract. We may change the current mortality and expense risk charge for your Contract in the future, but we guarantee that it will never exceed the maximum annual rates shown in the Summary Fee Table. The mortality and expense risk charge for Annuity Unit Values is 1.25%.

If the mortality and expense risk charge is insufficient to cover the actual cost of the mortality and expense risks assumed by us, we will bear the loss. We will not reduce annuity payments to compensate for the insufficiency. If the mortality and expense risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See Sufficiency of Charges below.

Transfer Charge

You may make 12 free transfers in each Contract Year. Subsequent transfers (other than the dollar cost averaging and asset rebalancing programs) will incur a $25 transfer charge.

Surrender of Life Income Settlement Option

If we are making payments under a life income settlement option, a payee may elect to receive a lump sum instead of continuing payments under the life income settlement option, unless the life income election was irrevocable. We calculate the commuted value of the payments remaining in the guaranteed period by using an interest rate that is 0.25% higher than the interest rate that is used to determine the income payable under the life income settlement option.

Limited Exception to Surrender Charges

When the Contract is offered within a Qualified Plan in exchange for another variable annuity previously issued by us which is in a Qualified Plan, we may reduce or waive the surrender charge or the length of time that it applies.

Expenses of the Funds

Because the Variable Account purchases shares of the Funds, the net assets of the Variable Account will reflect the investment advisory fee or other expenses incurred by the Funds. See the Summary Fee Table and the accompanying current prospectuses for the Funds.

Taxes

Currently, no charge will be made against the Variable Account for Federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will result in any Federal income tax liability to us. Charges for other taxes, if any, attributable to the Variable Account may also be made. See Federal Tax Status.

Sufficiency of Charges

If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our General Account which may include, among other things, proceeds derived from mortality and expense risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.

ANNUITY PROVISIONS

Annuity Date

The Annuity Date is the date on which we begin paying you an annuity income provided by your Contract’s Cash Surrender Value. The Annuity Date stated in your Contract is the latest date on which we will begin paying you an annuity income. For a Contract used in a Qualified Plan, that date is the Contract Anniversary on which the Annuitant attains Age 114. For all other Contracts, the Annuity Date stated in the Contract is the later of (a) the Contract Anniversary on which the Annuitant attains Age 90 (or, if there are two Annuitants, the Contract Anniversary on which the older Annuitant attains Age 90) or (b) seven years after the Issue Age. You may select any date after the Date of Issue as the Annuity Date by giving us Written Notice at least 10 days before both the Annuity Date currently in effect and the new Annuity Date. The new date is subject to our approval and any applicable surrender charge. See Charges and Deductions.

Annuity Proceeds

The annuity proceeds will be the amount provided by the Cash Surrender Value on the Annuity Date. If the Annuity Date occurs within the first six Contract Years, surrender charges will be deducted from the Accumulated Value if they apply.

Unless you direct otherwise, the annuity proceeds will be allocated among the Subaccounts and the Fixed Account according to the ratio that each of the Subaccounts and the Fixed Account bears to the Cash Surrender Value, and any amount of the Cash Surrender Value attributable to a Fixed Period Allocation will be applied to the Fixed Account. You may change the percentage allocation of annuity payments among the available Subaccounts and the Fixed Account up to 12 times per year by providing us with Written Notice or notice by telephone (if you have completed the Telephone Transaction Authorization Form). Any change in the allocation will be effective at the end of the Valuation Period that we receive your request, and it will affect the amount of future variable annuity payments.

We will pay you the annuity proceeds by a settlement agreement according to the annuity settlement option that you select. However, we will pay the proceeds in a single sum if the Accumulated Value on the Annuity Date is less than $2,000 or if you elect to receive the proceeds in a single sum. If we pay you proceeds in a single sum, your Contract will terminate on the Annuity Date.

If you have not selected either a settlement option or a single sum payment by the Annuity Date, we will pay proceeds of $2,000 or more using a variable annuity with (1) life income with 10-year guarantee period if one Annuitant is living on the Annuity Date, or (2) joint and survivor life income with a 10-year guarantee period if two Annuitants are living on the Annuity Date, with either variable annuity based on an effective interest rate of 3%.

Settlement Options

You may elect to have proceeds paid to you under an annuity settlement option or a combination of options. Under each option, you may choose whether annuity payments are to be made on a fixed or variable basis or both. You may change your choice of settlement option by giving us Written Notice at least 30 days before the Annuity Date.

The fixed annuity settlement options available to you are described in your Contract but are not summarized here. The variable annuity settlement options that your Contract offers are as follows:

*    Option 3V--Income for a Fixed Period.  Under this option, we pay an annuity income for a fixed period up to 30 years or life expectancy, if greater.

*    Option 4V--Life Income with Guaranteed Period. Under this option, we pay an annuity income for the lifetime of the payee.  If the payee dies during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary.  You may select a guaranteed  period of up to 30 years.

*    Option  5V--Joint and Survivor Life Income with  Guaranteed  Period.  Under this  option,  we pay an annuity  income for as long as at least one of two payees is alive. If both payees die during the guaranteed period,  payments will  be  continued  to the  end of  that  period  and  will be paid to the beneficiary. You may select a guaranteed period of up to 30 years.

In addition to these options, proceeds may be paid under any other settlement option that you suggest and to which we agree.

If we are making payments under a life income settlement option, a payee may elect to receive a lump sum instead of continuing payments under the life income settlement option, unless the life income election was irrevocable. The lump sum payable on any day is the present value of payments remaining in the guaranteed period, based on variable annuity unit values on the date the lump sum is elected and the interest rate used to determine the income payable plus 0.25%.

If an owner or payee dies on or after the Annuity Date and before all of the annuity proceeds have been paid, we must pay any remaining annuity proceeds under the settlement option at least as rapidly as payments were being paid under that settlement option on the date of death.

Frequency of Annuity Payments

Annuity payments under a settlement option will be paid at monthly intervals unless you and we agree to a different payment schedule. Payments under any settlement option must be in amounts at least as great as $50. If annuity payments would be or become less than $50, we may change the frequency of payments to intervals that will result in payments of at least $50.

Amount of Variable Annuity Payments

The amount of the first variable annuity payment is determined by applying the proceeds to be paid to the annuity table in the Contract for the option that you select. The table is based upon an Assumed Investment Rate (“AIR”) and shows the amount of the initial annuity payment for each $1,000 applied. The AIR is the interest rate used to determine the amount of the variable annuity payments. The AIR affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. You may select an AIR of 3%, 4%, or 5% when you choose a variable annuity settlement option. If you select an AIR of 5%, you will receive a higher initial payment, but subsequent payments will rise more slowly or fall more rapidly than if you select an AIR of 3% or 4%. If the actual investment experience is equal to the AIR that you choose, your annuity payments will remain level.

Subsequent variable annuity payments vary in amount according to the investment experience of the selected Subaccount(s). Assuming annuity payments are based on the unit values of a single Subaccount, the dollar amount of the first annuity payment (as determined above) is divided by the Annuity Unit Value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number of Annuity Units remains fixed during the annuity payment period unless you request a change in the allocation or you have selected a joint and survivor life income settlement option with a reduced payment after the first payee dies. The dollar amount of the second and subsequent variable annuity payments is not predetermined and may change from payment to payment. The dollar amount of the second and each subsequent variable annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value. See Subaccount Annuity Unit Value below. If the payment is based upon the Annuity Unit Values of more than one Subaccount, the procedure described here is repeated for each applicable Subaccount and the sum of the payments based on each Subaccount is the amount of the annuity payment.

The annuity table in the Contract is based on the mortality table specified in the Contract. Under that table, the longer the life expectancy of the Annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. We guarantee that the dollar amount of each fixed and variable annuity payment after the first payment will not be affected by variations in expenses or in mortality experience from the mortality assumptions used to determine the first payment.

The Contract contains a formula for adjusting the Age of the Annuitant based on the date when the annuity payments begin for purposes of determining the monthly annuity payments. If the annuity payments begin prior to 2010, there is no age adjustment. If the annuity payments begin during the years 2010 through 2019, the Annuitant’s Age is reduced one year. For each decade thereafter, the Annuitant’s Age is reduced one additional year.

An age adjustment results in a reduction in the monthly annuity payments that would otherwise be made. Therefore, if the rates we are using are those shown in the annuity tables contained in the Contract, it may be advantageous for you to begin receiving annuity payments on a date that immediately precedes the date on which an age adjustment would occur under the Contract. For example, the annuity payment rates in the annuity tables for an Annuitant who begins receiving annuity payments in the year 2020 are the same as those for annuity payments which begin 12 months earlier, even though the Annuitant is one year older, because the new decade results in the Annuitant’s age being reduced an additional year. Our current annuity rates, unlike the guaranteed rates, do not involve any age adjustment.

Subaccount Annuity Unit Value

A Subaccount’s Annuity Unit Value is used to determine the dollar value of annuity payments based on Annuity Units of the Subaccount. Annuity Unit Values may increase or decrease during each Valuation Period. We re-determine the Annuity Unit Value for each Subaccount at the end of each Valuation Period. The initial Annuity Unit Value for a Subaccount was equal to the initial Accumulation Unit Value for that Subaccount. At the end of any subsequent Valuation Period, each Subaccount’s Annuity Unit Value is equal to (a) x (b) x (c) where:

(a)  Is that  Subaccount's  Annuity  Unit  Value  at the end of the  immediately preceding Valuation Period.
(b)  Is that  Subaccount's  Net  Investment  Factor  for the  current  Valuation
     Period. See Net Investment Factor described earlier in this Prospectus.
(c)  Is a discount factor equivalent to the assumed investment rate.

GENERAL PROVISIONS

Entire Contract

Your entire insurance Contract is comprised of:

     *        the Contract including any attached riders, endorsements or amendments;
     *        the application attached to the Contract; and
     *        the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the issue date of the Contract.

Postponement of Payments

We may delay payment of any surrender, death benefit or annuity payment amounts that are in the Variable Account if:

(1)  The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or
(2)  An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets.

Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.

Payment by Check

If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.

Date of Receipt

Except as otherwise stated herein, the date of our receipt of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center in proper form unless received (1) after the close of the New York Stock Exchange, or (2) on a date which is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

Maintenance of Solvency

This provision applies only to values in the General Account.

If our reserves for any class of contracts become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member's fair share of the deficiency. If the payment is not made, it will be charged as a loan against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

Reports to Contract Owners

At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. This Prospectus provides a general description of the Contracts. Your actual Contract (including the application) and any endorsements, along with our Bylaws, are the controlling documents.

Gender Neutral Benefits

The Contracts described in this Prospectus (except for Contracts issued in the state of Montana) involve settlement option rates that distinguish between men and women. Montana has enacted legislation requiring that optional annuity benefits offered pursuant to Contracts purchased in Montana not vary on the basis of sex. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of sex. Any unisex rates to be provided by us will apply for tax-qualified plans and those plans where an employer believes that the Norris decision applies. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Contract may be purchased.

Contract Inquiries

Inquiries regarding a Contract may be made by writing to us at our Service Center.

FEDERAL TAX STATUS

Introduction

The ultimate effect of Federal income taxes on a Contract's Accumulated Value, on annuity payments and on the economic benefit to the Contract Owner, the Annuitant or the beneficiary depends upon the tax status of such person, Thrivent Financial, and, if the Contract is purchased under a retirement plan, upon the type of retirement plan and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion contained herein is based on our understanding of Federal income tax laws as currently interpreted. No representation is made regarding the likelihood of continuation of these interpretations by the Internal Revenue Service. We do not make any guarantee regarding the tax status of any Contract. Each person concerned should consult a qualified tax adviser.

Variable Account Tax Status

The Internal Revenue Code of 1986, as amended (the "Code") in effect provides that the income and gains and losses from separate account investments are not income to the insurance company issuing the variable contracts so long as the contracts and the separate account meet certain requirements set forth in the Code. Because the Contracts and the Variable Account intend to meet such requirements, we anticipate no tax liability resulting from the Contracts, and consequently no reserve for income taxes is currently charged against, or maintained by us with respect to, the Contracts. We are currently exempt from state and local taxes. If there is a material change in state or local tax laws, charges for such taxes, if any, attributable to the Variable Account may be made.

Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general.

Contracts Held by Individuals. An individual Contract Owner is not taxed on increases in the value of a Contract until a distribution occurs, either in the form of a single sum payment or as annuity payments under the settlement option selected.

Upon receipt of a single sum payment or of an annuity payment under the Contract, the recipient is taxed on the portion of such payment that exceeds the investment in the Contract.

For single sum payments, the taxable portion is generally the amount in excess of the premiums paid under the Contract. Such taxable portion is taxed at ordinary income tax rates. The investment in the Contract is not affected by loans or assignments of the Contract but is increased by any amount included in gross income as a result of the loan or assignment. Payments in partial or full surrender of a Contract generally will be taxed as ordinary income to the extent that the Accumulated Value exceeds the taxpayer's investment in the Contract. An assignment of the Contract (other than a gift to the Contract Owner's spouse or incident to a divorce) or the use of the Contract as collateral for a loan will be treated in the same manner as a surrender. The designation of a payee other than the Contract Owner, or the exchange of the Contract, also may result in tax consequences.

For fixed annuity payments, the taxable portion is generally determined by a formula that establishes the ratio that the investment in the Contract bears to the expected return under the Contract as of the Annuity Date. For variable annuity payments, the taxable portion is generally determined by dividing the proportionate cost basis by the anticipated total number of payments payable under the Contract, multiplying that amount by the number of payments payable that year, and subtracting the result from each year's total payments. Where annuity payments are made under certain Qualified Plans, the portion of each payment that is excluded from gross income will generally be equal to the total amount of any investment in the Contract as of the Annuity Date, divided by the number of anticipated payments, which are determined by reference to the age of the Annuitant. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no investment in the Contract within the meaning of Section 72 of the Code. In such event, the total payments received may be taxable. Contract Owners, Annuitants and beneficiaries under such Contracts should seek qualified tax and financial advice about the tax consequences of distributions under the retirement plan in connection with which such Contracts are purchased.

Generally, a distribution from a Contract before the taxpayer attains age 59 1/2 will result in an additional tax of 10% of the amount of the distribution which is included in gross income. The penalty tax will not apply if the distribution is made as follows:

(1)  in connection with death or disability as described in Section 72(q)(2)
     of the Code;

(2)  under a qualified funding trust (commonly referred to as structured settlement plans); or

(3)  it is one of a series of substantially equal periodic annual payments for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and the beneficiary; for this purpose, if there is a significant modification of the payment schedule before the taxpayer is age 59 1/2 or before the expiration of five years from the time the payment starts, the taxpayer's income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.

Depending on the type of Qualified Plan, distributions may be subject to a 10% penalty tax.

Contracts Held by Other Than Individuals. A Contract held by other than a natural person, such as a corporation, estate or trust, will not be treated as an annuity contract for Federal income tax purposes, and the income on such a Contract will be taxable in the year received or accrued by the Contract Owner. This rule does not apply, however, if the Contract Owner is acting as an agent for an individual, if the Contract Owner is an estate which acquired the Contract as a result of the death of the decedent, if the Contract is held by certain Qualified Plans, if the Contract is held pursuant to a qualified funding trust (commonly referred to as structured settlement plans), if the Contract was purchased by an employer with respect to a terminated Qualified Plan.

Multiple Contracts. Section 72(e)(11) of the Code provides that for the purposes of determining the amount included in gross income, all non-qualified annuity contracts entered into on or after October 22, 1988 by the same company with the same contract owner during any calendar year shall be treated as one contract. This section will likely accelerate the recognition of income by a Contract Owner owning multiple contracts and may have the further effect of increasing the portion of income that will be subject to the 10% penalty tax described above.

Qualified Plans

The Contracts are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities do not offer additional tax-deferral benefits, and taxation rules for Qualified Plans take precedence over annuity taxation rules. However, annuities offer other product benefits to investors in Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan. Participants under such Qualified Plans as well as Contract Owners, Annuitants and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection therewith.

A participant in a Contract purchased as a tax-sheltered annuity (“TSA”) contract and certain other Qualified Plans under Section 403(b) and 401 of the Code will be subject to certain restrictions regarding a full or partial surrender of the Contract. Distributions from these plans may be paid only when the employee reaches age 59 1/2, separates from service, dies or becomes disabled, or in the case of financial hardship. As a result, a participant will not be entitled to exercise the surrender rights described under the heading The Contracts--Surrender (Redemption) unless one of the above-described conditions has been satisfied.

1035 Exchanges

Section 1035(a) of the Code permits the exchange of certain life insurance, endowment and annuity contracts for an annuity contract without a taxable event occurring. Thus, potential purchasers who already own such a contract issued by another insurer are generally able to exchange that contract for a Contract issued by us without a taxable event occurring. There are certain restrictions that apply to such exchanges, including that the contract surrendered must truly be exchanged for the Contract issued by us and not merely surrendered in exchange for cash. Further, the same person or persons must be the obligee or obligees under the Contract received in the exchange as under the original contract surrendered in the exchange. Careful consideration must be given to compliance with the Code provisions and regulations and rulings relating to exchange requirements, and potential purchasers should be sure that they understand any surrender charges or loss of benefits that might arise from terminating a contract they hold. Owners considering such an exchange should consult their tax advisers to insure that the requirements of Section 1035 are met.

Diversification Requirements

The Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not “adequately diversified”. The assets of the Funds are expected to meet the diversification requirements. We will monitor the Contracts and the regulations of the Treasury Department to ensure that the Contract will continue to qualify as a variable annuity contract. Disqualification of the Contract as an annuity contract would result in imposition of Federal income tax on the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract.

Withholding

The taxable portion of a distribution to an individual is subject to Federal income tax withholding unless the taxpayer elects not to have withholding. We will provide the Contract Owner with the election form and further information as to withholding. Generally, however, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. For complete information on withholding, a qualified tax adviser should be consulted.

Other Considerations

Because of the complexity of the law and its application to a specific individual, tax advice may be needed by a person contemplating purchase of a Contract or the exercise of elections under a Contract. The above comments concerning Federal income tax consequences are not exhaustive, and special rules are provided with respect to situations not discussed in this Prospectus.

The preceding description is based upon our understanding of current Federal income tax law. We cannot assess the probability that changes in tax laws, particularly affecting annuities, will be made.

The preceding comments do not take into account state income or other tax considerations that may be involved in the purchase of a Contract or the exercise of elections under the Contract. For complete information on such Federal and state tax considerations, a qualified tax adviser should be consulted.

VOTING RIGHTS

To the extent required by law, we will vote the Funds’ shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Funds’ shares in our own right, we may elect to do so.

Before the Annuity Date, the Contract Owner shall have the voting interest with respect to Funds’ shares attributable to the Contract. On and after the Annuity Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.

The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes that each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Funds.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

SALES AND OTHER AGREEMENTS

Thrivent Investment Mgt., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of ours, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with us. The Contracts are sold through our representatives who are licensed by state insurance officials to sell the Contracts. These representatives are also registered representatives of Thrivent Investment Mgt. The Contracts are offered in all states where we are authorized to sell variable annuities.

Commissions and other distribution compensation to be paid to our representatives on the sale of Contracts will be paid by us and will not result in any charge to Contract Owners or to the Variable Account in addition to the charges described in this Prospectus. Representatives selling the Contracts will be paid a commission of not more than 4% of the premiums paid on the Contracts. Further, our representatives may be eligible to receive certain benefits based on the amount of earned commissions.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. We have been named in civil litigation proceedings relating to life insurance pricing and sales practices, which appear to be substantially similar to claims asserted in class actions brought against many other life insurers. We believe we have substantial defenses to these actions. In the opinion of our management, the outcome of this proceeding is not likely to have a material adverse effect upon the Variable Account or upon our ability to meet our obligations under the Contracts.

LEGAL MATTERS

Legal matters relating to the federal securities laws and state laws pertaining to the Contracts, including our right to issue the Contracts thereunder, have been passed upon by John C. Bjork, counsel for Thrivent Financial.

FINANCIAL STATEMENTS

Supplemental consolidated financial statements of Aid Association for Lutherans/Lutheran Brotherhood, giving retroactive effect to the merger of AAL and LB, and separate financial statements of AAL and LB are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Below is a copy of the Table of Contents included in the Statement of Additional Information. To obtain a copy of this document, complete and mail the form below.

Page

Introduction
Distribution of the Contracts
Calculation of Performance
     Money Market Subaccount
     Other Subaccounts
Independent Accountants and Financial Statements
Comment on Financial Statements of AAL/LB, AAL and LB
Financial Statements of AAL/LB, AAL and LB

How To Obtain the
FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
Statement of Additional Information

Send this request form to:
Thrivent Financial for Lutherans
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Please send me a copy of the most recent FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT SAI.

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(Name)                                                (Date)

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(Street Address)

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(City)                                         (State)      (Zip Code)

APPENDIX A
DEFINITIONS

Accumulated Value. The sum of the accumulated values for your Contract in Subaccounts, the Fixed Account, and Fixed Period Allocations on or before the Annuity Date.

Age. The Annuitant's Issue Age increased by one on each Contract Anniversary.

Annuitant. The person(s) named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.

Annuity Date. The date when Annuity Income payments will begin if an Annuitant is living on that date.

Annuity Unit. A unit of measure which is used in the calculation of the second and each subsequent variable annuity payment.

Contract. The flexible premium deferred variable annuity contract offered by Thrivent Financial and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue.

Contract Owner. The person who controls all the rights under the Contract while the Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application or the Contract is assigned to another person.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue and ending on the first Contract Anniversary.

Date of Issue. The date on which the application is signed.

Fixed Period Allocation. An allocation to the MVA Account for a specified allocation period for which the interest rate is guaranteed. Surrenders or transfers from a Fixed Period Allocation may be subject to a Market Value Adjustment.

Funds. AAL Variable Product Series Fund, Inc. and LB Series Fund, Inc., which are described in the accompanying prospectuses.

General Account. The General Account is the general account of Thrivent Financial, which consists of all assets of Thrivent Financial other than those allocated to a separate account of Thrivent Financial.

Issue Age. The age of the Annuitant on his or her birthday nearest the Date of Issue.

Market Value Adjustment. A positive or negative adjustment to accumulated value in Fixed Period Allocations when amounts are surrendered or transferred from Fixed Period Allocations to Subaccounts or to the Fixed Account, except that no adjustments will be applied to surrenders or transfers from a Fixed Period Allocation within 30 days before the end of its allocation period.

Portfolio. A Portfolio of the Funds. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Funds.

Qualified Plan. A retirement plan qualified under Section 401, 403, 408 or 408A or similar provisions of the Internal Revenue Code.

Service Center. Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-THRIVENT (1-800-847-4836), or such other office as we may specify in a notice to the Contract Owner.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Funds.

Treasury Rate. The weekly average of the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Bulletin Release H.15. If this report is not available for any week, we will use the most recently reported week. If Treasury Rates are no longer available, we will use similar rates as approved by the insurance supervisory officials in the state in which the Contract was delivered.

Valuation Day. Each day the New York Stock Exchange is open for trading.

Valuation Period. The period of time from the determination of Accumulation and Annuity Unit Values on a Valuation Day to the determination of those values on the next Valuation Day.

Variable Account. Thrivent Variable Annuity Account I, which is a separate account of Thrivent Financial. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request or notice signed by the Contract Owner and received in good order by Thrivent Financial.

STATEMENT OF ADDITIONAL INFORMATION

Flexible Premium Deferred
Variable Annuity Contract
Issued By
Thrivent Financial For Lutherans

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus dated October 31, 2002 (the "Prospectus") for Thrivent Variable Annuity Account I (the "Variable Account") describing a flexible premium deferred variable annuity contract (the "Contract") being offered by Thrivent Financial for Lutherans ("Thrivent Financial") to persons eligible for membership in Thrivent Financial. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, by calling us1-800-THRIVENT (1-800-847-4836), or by accessing the Securities and Exchange Commission's Web site at www.sec.gov.

Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

                                                                            Page
Introduction.................................................................

Distribution of the Contracts................................................

Calculation of Performance...................................................

  Money Market Subaccount....................................................

  Other Subaccounts..........................................................

Independent Accountants and Financial Statements.............................

Comment on Financial Statements of AAL/LB, AAL and LB........................

Financial Statements of AAL/LB, AAL and LB...................................

The date of this Statement of Additional Information is October 31, 2002.

INTRODUCTION

The Contract is issued by Thrivent Financial. Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent Financial began operating by its current name on or about May 21, 2002. Prior to that date, Thrivent Financial did business as Aid Association for Lutherans/Lutheran Brotherhood or AAL/LB as a result of Lutheran Brotherhood ("LB") merging with and into Aid Association for Lutherans ("AAL") on January 1, 2002. On December 31, 2001, LB and AAL had combined assets under management of approximately $58.6 billion. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account (a separate account of Thrivent Financial), Fixed Period Allocations, or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of AAL Variable Product Series Fund, Inc. or LB Series Fund, Inc. (each a "Fund" and collectively the "Funds"), which are diversified, open-end management investment companies (commonly known as "mutual funds"). The prospectuses for the Funds that accompany the Prospectus describe the investment objectives and attendant risks of the following Portfolios of the Funds:

AAL Variable Product Series Fund, Inc.:
AAL Technology Stock Portfolio
AAL Aggressive Growth Portfolio
AAL Small Cap Stock Portfolio
AAL Small Cap Index Portfolio
AAL Mid Cap Stock Portfolio
AAL Mid Cap Index Portfolio
AAL International Portfolio (subadvised by Oechsle International Advisors, LLC)
AAL Capital Growth Portfolio
AAL Large Company Index Portfolio
AAL Equity Income Portfolio
AAL Balanced Portfolio
AAL High Yield Bond Portfolio (subadvised by Pacific Investment Management Company)
AAL Bond Index Portfolio
AAL Money Market Portfolio

LB Series Fund, Inc.:
Opportunity Growth Portfolio
FTI Small Cap Growth Portfolio (subadvised by Franklin Advisers, Inc.)
MFS Mid Cap Growth Portfolio (subadvised by Massachusetts Financial Services Company)
Mid Cap Growth Portfolio
World Growth Portfolio (subadvised by T. Rowe Price International, Inc.)
FI All Cap Portfolio (subadvised by Fidelity Management & Research Company)
Growth Portfolio
MFS Investors Growth Portfolio (subadvised by Massachusetts Financial Services Company)
TRP Growth Stock Portfolio (subadvised by T. Rowe Price Associates, Inc.)
High Yield Portfolio
Income Portfolio
Limited Maturity Bond Portfolio

Additional Subaccounts (together with the related additional Portfolios of the Funds) may be added in the future. The Accumulated Value of the Contract and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to Fixed Period Allocations or the Fixed Account will accumulate at fixed rates of interest declared by Thrivent Financial.

DISTRIBUTION OF THE CONTRACTS

Thrivent Investment Management Inc. ("Thrivent Investment Mgt."), an indirect subsidiary of Thrivent Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement to which Thrivent Financial and the Variable Account are also parties. The Contracts are sold through Thrivent Financial representatives who are licensed by state insurance officials to sell the Contracts. These representatives are also registered representatives of Thrivent Investment Mgt. The Contracts are offered in all states where Thrivent Financial is authorized to sell variable annuities.

The offering of the Contracts is continuous.

There are no special purchase plans or exchange privileges not described in the Prospectus (see "The Contracts--Transfers" in the Prospectus).

No charge for sales expense is deducted from premiums at the time premiums are paid. However, a surrender charge, which may be deemed to be a contingent deferred sales charge, is deducted from the Accumulated Value of the Contract in the case where the Contract is surrendered, in whole or in part, before annuity payments begin and, if certain settlement options are selected, at the time annuity payments begin, under the circumstances described in, and in amounts calculated as described in, the Prospectus under the heading "Charges And Deductions--Surrender Charge (Contingent Deferred Sales Charge)."

CALCULATION OF PERFORMANCE

The Variable Account may, from time to time, advertise information relating to the performance of its Subaccounts. This information reflects the performance of a hypothetical investment in a particular Subaccount during a specified time period. We show actual performance from the date the Subaccount began investing in its underlying fund. We also may show hypothetical performance from the commencement date of a Fund as if the Subaccount had invested in that Fund at that time. The performance information that may be presented is not a prediction or guarantee of future investment performance and does not represent the actual experience of amounts invested by a particular Contract Owner.

Money Market Subaccount

Advertisements may show performance information with respect to the yield and effective yield of the Money Market Portfolio Subaccount for a specified seven-day period. Such yield quotations will be calculated by determining the Base Period Return according to the following formula:

(a-b)/c

where

a is the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Subaccount at the beginning of the period

b is a hypothetical charge reflecting deductions from Contract Owner accounts

c is the value of the account at the beginning of the period.

The Base Period Return is then multiplied by 365/7 to determine the yield.

The effective yield will be calculated by compounding the Base Period Return for such period by adding 1 and raising the sum to a power equal to 365/7, and subtracting 1 from the result according to the following formula:

                                           365/7
Effective Yield = [(Base Period Return + 1)     ] -1

In determining the net change in the value of the account as described in the preceding paragraph, all deductions that are charged to all Contract Owner accounts will be reflected in proportion to the length of the seven-day base period. Deductions from purchase payments and surrender charges assessed will not be reflected in, and realized gains and losses from the sale of securities and unrealized appreciation and depreciation of the Subaccount and the related portfolio company will be excluded from, the computation of yield.

Other Subaccounts

30-Day Yield. We also may advertise yield quotations by Subaccounts other than the Money Market Subaccount. These yield quotations are based on a 30-day (or one month) period computed by dividing the net investment income per accumulation unit earned during the period (the net investment income earned by the Fund portfolio attributable to shares owned by the Subaccount less expenses incurred during the period) by the maximum offering price per Accumulation Unit on the last day of the period, according to the following formula:

                               6
         Yield = 2[(a-b  +  1)  - 1]
                     ---
                     cd

a = Net dividends and interest earned during the period by the portfolio attributable to the subaccount
b = Expenses accrued for the period (net of reimbursements)
c = The average daily number of accumulation units outstanding during the period
d = The accumulation unit value per unit on the last day of the period

Standardized and Non-standardized Average Annual Total Return. We also may advertise average annual total return quotations for the Subaccounts by finding the average annual compounded rates of return over the 1-year, 5-year, 10-year or since inception periods that would equate the initial amount invested to the ending redeemable value, by equating the ending redeemable value to the product of a hypothetical initial payment of $1,000, and one plus the average annual total return raised to a power equal to the applicable number of years. We will show standardized performance from the date that the Subaccounts first invest in the Funds, and nonstandardized performance for other periods based on a hypothetical Contract assumed to have been invested in a Portfolio of a Fund at the beginning of the period or when that Portfolio was first available for investment under a variable annuity contract issued by Thrivent Financial or a Thrivent Financial affiliate, Lutheran Brotherhood Variable Insurance Products Company.

Such performance data will assume that any applicable charges have been deducted from the initial $1,000 payment and include all recurring fees that are charged to all Contract Owners.

Average annual total return for any specific period is not a representation of future actual results. Average annual total return assumes a steady rate of growth. Actual performance fluctuates and will vary from the quoted results for periods of time within the quoted periods.

The following formula is used to calculate both standardized and non-standardized average annual total return:

                                n
                        P(1 + T)  = ERV

            Where:
               P    =  A hypothetical initial payment of $1,000
               T    =  Average annual total return
               n    =  Number of years
               ERV  =  Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or since the inception of the Portfolio, if shorter)

There is no standardized performance since the Subaccounts became effective ____. The non-standardized performance is based on a hypothetical Contract assumed to have been invested in a Portfolio of a Fund at the beginning of the applicable period is shown in the table below.

Non-standardized Average Annual Total Returns through December 31, 2001:

                                                                                Since      Portfolio Inception Date
Name of Subaccount                1 Year         5 Years       10 Years       Inception
                                                                            of Portfolio

Technology Stock                         ---            ---            ---        -26.51%       March 1, 2001

Aggressive Growth                        ---            ---            ---        -25.69%       March 1, 2001

Small Cap Stock                          ---            ---            ---          3.75%       March 1, 2001

Small Cap Index                       -0.92%          8.65%            ---         10.90%       June 14, 1995

Mid Cap Stock                            ---            ---            ---        -15.59%       March 1, 2001

Mid Cap Index                            ---            ---            ---         -3.72%       March 1, 2001

International                        -30.61%            ---            ---         -3.15%       March 2, 1998

Capital Growth                           ---            ---            ---        -13.89%       March 1, 2001

Large Company Index                  -18.18%          8.26%            ---         12.05%       June 14, 1995

Equity Income                            ---            ---            ---        -11.58%       March 1, 2001

Balanced                             -10.11%          7.02%            ---          9.08%       June 14, 1995

High Yield Bond                       -5.55%            ---            ---         -4.24%       March 2, 1998

Bond Index                             1.02%          5.18%            ---          5.22%       June 14, 1995

Money Market                          -3.34%          3.12%            ---          3.55%       June 14, 1995

Opportunity Growth                   -23.64%         -2.65%            ---          0.59%      January 18, 1996

FTI Small Cap Growth                     ---            ---            ---         -0.33%     November 30, 2001

MFS Mid Cap Growth                       ---            ---            ---          0.14%     November 30, 2001

Mid Cap Growth                       -25.25%            ---            ---          8.79%      January 30, 1998

World Growth                         -26.45%         -0.63%            ---          1.04%      January 18, 1996

FI All Cap                               ---            ---            ---         -2.60%     November 30, 2001

Growth                               -24.68%         10.89%         11.65%           ---*      January 9, 1987

MFS Investors Growth                     ---            ---            ---          4.69%     November 30, 2001

TRP Growth Stock                         ---            ---            ---         -3.98%     November 30, 2001

High Yield                           -10.25%         -2.88%          4.36%           ---*      November 2, 1987

Income                                -0.01%          4.65%          5.41%           ---*      January 9, 1987

Limited Maturity Bond                    ---            ---            ---         -6.10%     November 30, 2001

* Because the Portfolio has been effective for more than 10 years, performance since inception is not shown.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

The supplemental consolidated financial statements of AAL/LB (giving retroactive effect to the merger) at December 31, 2001 and for the year then ended, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, whose address is 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202 as set forth in their report thereon appearing elsewhere herein which, are based in part on the report of PricewaterhouseCoopers LLP, independent accountants, whose address is Suite 1300, 650 Third Avenue South, Minneapolis, Minnesota 55402. The financial statements referred to above are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

The consolidated financial statements of AAL at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. The financial statements referred to above are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of LB at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, appearing in this SAI and Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their reports thereon appearing elsewhere herein. The financial statements referred to above are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The Variable Account had no assets as of December 31, 2001, and therefore, no financial statements for the year ended December 31, 2001 are included.

COMMENT ON FINANCIAL STATEMENTS OF AAL/LB, AAL AND LB

Thrivent Financial began operating by its current name on or about May 21, 2002. Prior to that date, Thrivent Financial did business as AAL/LB as a result of Lutheran LB merging with and into AAL on January 1, 2002. The following pages include the audited supplemental consolidated financial statements of AAL/LB as of and for the one-year period ended December 31, 2001, in accordance with accounting principles generally accepted in the United States of America, giving retroactive effect to the merger. Also included are the separate financial statements of AAL and LB as of and for the three years in the period ending December 31, 2001. In the opinion of management, there would be no need for a significant adjustment if we were to instead show those separate financial statements as combined financial statements for the same period based on a pooling of interests basis. The financial statements of AAL and LB included in this SAI should be considered as bearing only upon the ability of AAL to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

FINANCIAL STATEMENTS OF AAL/LB, AAL AND LB

Set forth on the following pages are the audited financial statements of AAL/LB, AAL and LB.

Report of Independent Auditors

The Board of Directors
Aid Association for Lutherans/Lutheran Brotherhood

We have audited the supplemental consolidated balance sheet of Aid Association for Lutherans/Lutheran Brotherhood (AAL/LB) (formed as a result of the merger of Lutheran Brotherhood (LB) with and into Aid Association for Lutherans (AAL)) as of December 31, 2001, and the related supplemental consolidated statement of income, changes in members' equity and cash flows for the year then ended. The supplemental consolidated financial statements give retroactive effect to the merger of LB with and into AAL on January 1, 2002, which has been accounted for using the pooling of interests method as described in the notes to the supplemental consolidated financial statements. These supplemental financial statements are the responsibility of the management of AAL/LB. Our responsibility is to express an opinion on these supplemental financial statements based on our audits. We did not audit the financial statements of LB which statements reflect total assets constituting 49% for 2001 of the related supplemental consolidated financial statement totals, which reflect total revenues constituting 44% of the related supplemental consolidated financial statement totals for the year then ended, and which reflect net income constituting approximately (3)% of the related supplemental consolidated financial statement totals for the year then ended. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to data included for LB, is based solely on the report of the other auditors.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the report of other auditors, the supplemental financial statements referred to above present fairly, in all material respects, the consolidated financial position of AAL/LB at December 31, 2001, and the consolidated results of its operations and its cash flows for the year then ended, after giving retroactive effect to the merger of LB with and into AAL as described in the notes to the supplemental consolidated financial statements, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP

Milwaukee, Wisconsin
March 1, 2002

                                          Aid Association for Lutherans/Lutheran Brotherhood
                                                Supplemental Consolidated Balance Sheet
                                                           December 31, 2001
                                                             (In millions)

Assets
     Investments:
         Securities available for sale, at fair value
              Fixed maturities                                                                         $     21,101
              Equity securities                                                                               1,584
         Fixed maturities held to maturity, at amortized cost                                                 1,757
         Mortgage loans                                                                                       5,698
         Real estate                                                                                            121
         Certificate loans                                                                                    1,276
         Short-term investments                                                                                 325
         Other invested assets                                                                                  414
                                                                                                           ---------
     Total investments                                                                                       32,276

     Cash and cash equivalents                                                                                1,303
     Accrued investment income                                                                                  346
     Deferred acquisition costs                                                                               1,934
     Assets held in separate accounts                                                                         9,777
     Other assets                                                                                               261
                                                                                                           ---------
Total Assets                                                                                           $     45,897
                                                                                                           =========

Liabilities and Members' Equity
     Certificate liabilities and accruals:
         Future certificate benefits                                                                   $     10,047
         Unpaid claims and claim expenses                                                                       167
                                                                                                           ---------
         Total certificate liabilities and accruals                                                          10,214

     Certificateholder funds                                                                                 19,339
     Amounts due to brokers                                                                                     662
     Liabilities related to separate accounts                                                                 9,726
     Other liabilities                                                                                          609
                                                                                                           ---------
Total Liabilities                                                                                            40,550

Members' Equity
     Retained earnings                                                                                        5,142
     Accumulated other comprehensive income                                                                     205
                                                                                                           ---------
Total Members' Equity                                                                                         5,347
                                                                                                           ---------
Total Liabilities and Members' Equity                                                                  $     45,897
                                                                                                           =========

                                                        See accompanying notes.

                                          Aid Association for Lutherans/Lutheran Brotherhood
                                             Supplemental Consolidated Statement of Income
                                                     Year Ended December 31, 2001
                                                             (In millions)

Revenue
     Insurance premiums                                                                                  $    1,266
     Insurance charges                                                                                          544
     Net investment income                                                                                    2,136
     Net realized investment gains                                                                               16
     Mutual fund and other revenue                                                                              188
                                                                                                           ---------
Total revenue                                                                                                 4,150

Benefits and expenses
     Certificate claims and other benefits                                                                      865
     Increase in certificate reserves                                                                           778
     Interest credited                                                                                        1,113
     Surplus refunds                                                                                            344
                                                                                                           ---------
     Total benefits                                                                                           3,100

     Underwriting, acquisition and insurance expenses                                                           546
     Amortization of deferred acquisition costs                                                                 168
     Fraternal benefits and expenses                                                                            201
                                                                                                           ---------
     Total expenses                                                                                             915
                                                                                                           ---------
Total benefits and expenses                                                                                   4,015
                                                                                                           ---------

Net income                                                                                                $     135
                                                                                                           =========

                                                        See accompanying notes.

                                          Aid Association for Lutherans/Lutheran Brotherhood
                                   Supplemental Consolidated Statement of Changes in Members' Equity
                                                     Year Ended December 31, 2001
                                                             (In millions)

                                                                                        Accumulated
                                                                                            other             Total
                                                                       Retained         comprehensive       members'
                                                                       earnings             income           Equity
                                                                      ----------        -------------      -----------

Balance at January 1, 2001                                           $    5,007         $        69         $   5,076
Comprehensive income
    Net income                                                              135                   -               135
    Change in unrealized gains/losses
       on securities available for sale                                       -                 136               136
                                                                                                           -----------

Total comprehensive income                                                                                        271
                                                                      ----------        -------------      -----------
Balance at December 31, 2001                                          $   5,142          $      205         $   5,347
                                                                      ==========        =============      ===========

                            See accompanying notes.

                                          Aid Association for Lutherans/Lutheran Brotherhood
                                           Supplemental Consolidated Statement of Cash Flows
                                                     Year Ended December 31, 2001
                                                             (In millions)

Operating Activities:
     Net Income                                                                                         $      135
     Adjustments to reconcile net income to net cash
        provided by operating activities:
     Increase in certificate liabilities and accruals                                                          717
     Increase in certificateholder funds                                                                       965
     Increase in deferred acquisition costs                                                                    (64)
     Realized gains on investments                                                                             (16)
     Provisions for amortization                                                                                39
     Changes in other assets and liabilities                                                                    69
                                                                                                           ---------
Net cash provided by operating activities                                                                    1,845

Investing Activities:
     Securities available for sale:
         Purchases - fixed maturities                                                                      (21,159)
         Sales, maturities and calls - fixed maturities                                                     20,139
         Purchases - equities                                                                               (1,274)
         Sales - equities                                                                                    1,029
     Securities held to maturity:
         Purchases                                                                                            (185)
         Maturities and calls                                                                                  382
     Mortgage loans funded                                                                                    (926)
     Mortgage loans repaid                                                                                     564
     Certificate loans, net                                                                                    (27)
     Other                                                                                                    (105)
                                                                                                           ---------
     Net cash used in investing activities                                                                  (1,562)

Financing Activities:
     Universal life and investment contract receipts                                                         1,437
     Universal life and investment contract withdrawals                                                     (1,366)
                                                                                                           ---------
     Net cash provided by financing activities                                                                  71
                                                                                                           ---------
Net increase in cash and cash equivalents                                                                      354
Cash and cash equivalents, beginning of year                                                                   949
                                                                                                           ---------
Cash and cash equivalents, end of year                                                                   $   1,303
                                                                                                           =========

                                                        See accompanying notes.

Aid Association for Lutherans/Lutheran Brotherhood
Notes to Supplemental Consolidated Financial Statements
December 31, 2001

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations
On January 1, 2002, Lutheran Brotherhood (LB) completed a merger with and into Aid Association for Lutherans (AAL). The merged organization will begin operating by a new name as soon as possible after the new name is approved by its members and appropriate regulators. In the meantime, the legal name of the organization is AAL, although it does business by the trade name Aid Association for Lutherans/Lutheran Brotherhood (AAL/LB). AAL/LB provides its members with life insurance and retirement products (both fixed and variable), disability income and long-term care insurance nationwide as well as Medicare supplement insurance in most states. AAL/LB members are served by district representatives across the country and are offered ancillary services through various AAL/LB subsidiaries and affiliates.

Basis of Presentation
The accompanying supplemental consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The merger has been accounted for as a pooling of interests transaction, and as such the supplemental consolidated financial statements include AAL's and LB's financial information as if LB had always been part of AAL. The supplemental consolidated financial statements give retroactive effect to the merger of LB with and into AAL and will become the historical financial statements upon issuance of financial statements for the period that includes the date of the merger.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Consolidation
The supplemental consolidated financial statements include the accounts of AAL, its wholly-owned subsidiary, AAL Holdings Inc., which is the parent company of a broker-dealer, bank, and a real estate development company, as well as the accounts of LB, its wholly-owned subsidiary, Lutheran Brotherhood Financial Corporation, which is the parent company of Lutheran Brotherhood Variable Insurance Products Company, a stock life insurance company; an investment adviser; a broker-dealer; a property and casualty insurance agency; a federal savings bank holding company; and a federal savings bank. All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the supplemental consolidated financial statements are summarized as follows:

Investments
Investments in fixed maturities are classified as available for sale or held to maturity according to the holder's intent. Securities classified in the available for sale category are carried at fair value and consist of those securities which AAL/LB intends to hold for an indefinite period of time but not necessarily to maturity. Securities in the held to maturity category are carried at amortized cost and consist of those which AAL/LB has both the ability and the positive intent to hold to maturity.

On January 1, 2001, AAL/LB adopted Financial Accounting Standards Board Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities". Statement No. 133 requires AAL/LB to recognize all derivative instruments on the balance sheet at fair value. Because of AAL/LB's minimal involvement with derivative instruments, Statement No. 133 did not have a material effect on the net income or retained earnings of AAL/LB. However, as allowed by Statement No. 133, as of January 1, 2001, AAL/LB transferred $871,000,000 of its held to maturity securities to the available for sale category. The effect of this transfer on accumulated other comprehensive income is described in Note 2.

Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs (DAC), are reported as unrealized gains or losses directly in members' equity as comprehensive income and, accordingly, have no effect on net income. The DAC offsets to the unrealized gains or losses represent valuation adjustments of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The cost of fixed maturity investments classified as available for sale and as held to maturity is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method. That amortization or accretion is included in net investment income.

Mortgage loans generally are stated at their outstanding unpaid principal balances. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the property. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Certificate loans are generally valued at the aggregate unpaid balances. Other investments, consisting primarily of real estate joint ventures, are valued on the equity basis.

All investments are carried net of allowances for declines in value that are other than temporary; the changes in those reserves are reported as realized gains or losses on investments.

Realized gains and losses on the sale of investments and declines in value considered to be other than temporary are recognized in the Supplemental Consolidated Statement of Income.

Securities loaned under AAL/LB's securities lending agreement are stated in the Supplemental Consolidated Balance Sheet at amortized cost or fair market value, consistent with AAL/LB's classifications of such securities as held to maturity or available for sale. AAL/LB measures the fair value of securities loaned against the collateral received on a daily basis. Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and certificate issue expenses. For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Amortization of acquisition costs for other certificates is charged to expense in proportion to premium revenue recognized.

Certificate Liabilities and Accruals
Reserves for future certificate benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values. Reserves for future certificate benefits for non-participating life insurance are also net level reserves, computed using assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for future certificate benefits for universal life insurance and deferred annuities consist of certificate account balances before applicable surrender charges.

Reserves for health certificates are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care certificates, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health certificates. These reserves are based on past experience and applicable morbidity tables. Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Separate Accounts
Separate account assets and liabilities reported in the accompanying Supplemental Consolidated Balance Sheet represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the certificateholder, rather than AAL/LB, bears the investment risk. Fees charged on separate account certificateholder deposits are included in insurance charges. Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Supplemental Consolidated Balance Sheet. Operating results of the separate accounts are not included in the Supplemental Consolidated Statement of Income.

Insurance Premiums and Charges
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to certificate account balances and benefits incurred in excess of certificate account balances. Certain profits on limited payment certificates are deferred and recognized over the certificate term.

For health certificates, gross premiums are prorated over the contract term of the certificates with the unearned premium included in the certificate reserves.

Surplus Refunds
Surplus refunds are recognized over the certificate year and are reflected in the Supplemental Consolidated Statement of Income. The majority of life insurance certificates, except for universal life and term certificates, begin to receive surplus refunds at the end of the second certificate year. Surplus refunds are not currently being paid on interest-sensitive and health insurance certificates. Surplus refund scales are approved annually by AAL/LB's Board of Directors.

Fraternal Benefits
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to AAL/LB's fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, as well as various programs and church grants. Expenses, such as those necessary to maintain the branch system, are also included.

Mutual Fund and Other Revenue
Mutual fund and other revenue consists primarily of concessions and investment advisory fees of AAL/LB's broker-dealer and investment advisor subsidiaries.

Income Taxes
AAL/LB, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by AAL/LB is generally exempt from taxation. AAL/LB's wholly-owned subsidiary and its subsidiaries are subject to federal and state taxation; however, the resulting income taxes are not material to AAL/LB's supplemental consolidated financial statements.

Note 2. Investments

AAL/LB's investments in available for sale securities and held to maturity securities are summarized as follows:

                                                                         Gross          Gross       Estimated
                                                        Amortized     Unrealized     Unrealized       Fair
                                                          Cost           Gains         Losses         Value
                                                        ---------      ---------      ---------     ---------
                                                                             (In Millions)
Available for sale securities at
   December 31, 2001:
   Fixed maturity securities:
     Loan-backed obligations of U.S.
     Government corporations
       and agencies                                    $   5,334       $     57       $    (19)     $   5,372
       U.S. Treasury securities and non-
     Loan-backed obligations of U.S.
     Government corporations and
     Agencies                                                670             28             (2)           696
     Corporate and other bonds                            11,888            318           (204)        12,043
     Mortgage & asset-backed securities                    2,965             84            (18)         2,990
                                                        ---------      ---------      ---------     ---------
     Total fixed maturity securities                      20,857            487           (243)        21,101
   Equity securities                                       1,554            242           (212)         1,584
                                                        ---------      ---------      ---------     ---------
Total                                                  $  22,411        $   729       $   (455)     $  22,685
                                                        =========      =========      =========     =========

Held to maturity securities at
   December 31, 2001:
   Fixed maturity securities:
     U.S. Treasury securities and
      non-loan-backed obligations
      of U.S. Government
      Corporations and agencies                        $      16       $       1     $      -      $       17
     Corporate bonds                                       1,741             52             (8)         1,785
                                                        ---------      ---------      ---------     ---------
Total                                                  $   1,757       $     53       $     (8)     $   1,802
                                                        =========      =========      =========     =========

Note 2.  Investments (Continued)

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Available for Sale               Held to Maturity
                                                   ---------------------           --------------------
                                                 Amortized          Fair         Amortized          Fair
                                                   Cost             Value           Cost            Value
                                                 ---------        ---------      ---------       ---------
                                                                         (In Millions)
Due in one year or less                          $    714          $   727         $   108        $   111
Due after one year through five years               5,234            5,336            771             781
Due after five years through ten years              4,579            4,622            587             611
Due after ten years                                 2,031            2,054            291             299
                                                 ---------        ---------      ---------       ---------
Total fixed maturity securities
  excluding mortgage and
  asset-backed bonds                               12,558           12,739          1,757           1,802
Loan-backed obligations of U.S.
  Government corporations and
  agencies                                          5,334            5,372             -                -
Mortgage and asset-backed securities                2,965            2,990             -                -
                                                 ---------        ---------      ---------       ---------
Total fixed maturity securities                 $  20,857          $21,101         $  1,757      $  1,802
                                                 =========        =========      =========       =========

Major categories of AAL/LB's investment income for the year ended December 31, 2001, are summarized as follows (in millions):

Fixed maturity securities                                                                     $    1,487
Equity securities                                                                                     29
Mortgage loans                                                                                       446
Investment real estate                                                                                32
Certificate loans                                                                                     86
Other invested assets                                                                                114
                                                                                                  --------
Gross investment income                                                                            2,194
Investment expenses                                                                                   58
                                                                                                  --------
Net investment income                                                                          $   2,136
                                                                                                  ========

Note 2. Investments (Continued)

AAL/LB's realized gains and losses on investments for the year ended December 31, 2001, are summarized as follows
(in millions):

Securities available for sale:
    Fixed maturity securities:
      Gross realized gains                                                                      $    210
      Gross realized losses                                                                         (221)
    Equity securities:
      Gross realized gains                                                                           134
      Gross realized losses                                                                         (134)
Other investments, net                                                                                27
                                                                                                  --------
Net realized investment gains                                                                   $     16
                                                                                                  ========

Net unrealized gains/losses on securities available for sale credited directly to members' equity as accumulated other comprehensive income at December 31, 2001, were as follows (in millions):

Fair value adjustment to available for sale securities                                           $   271
Decrease in deferred acquisition costs                                                               (66)
                                                                                                  --------
Net unrealized gains on available for sale securities                                            $   205
                                                                                                  ========

The change in accumulated other comprehensive income due to unrealized gains/losses on securities available for sale for the year ended December 31, 2001, is as follows (in millions):

Fixed maturity securities available for sale                                                     $   396
Effect of transfer of held to maturity securities to
    available for sale (Note 1)                                                                       18
Equity securities available for sale                                                                (203)
Deferred acquisition costs                                                                           (75)
                                                                                                  --------
                                                                                                  $  136
                                                                                                  ========

The net change in unrealized gains/losses on securities available for sale is reported net of the reclassification adjustment for the year ended December 31, 2001, as follows (in millions):

Unrealized gains/losses on securities
  available for sale                                                                             $   187
    Less:  reclassification adjustment for realized
      gains included in net income                                                                    51
                                                                                                  --------
Change in unrealized gains/losses on
  securities available for sale                                                                  $   136
                                                                                                  ========

Note 2.  Investments (Continued)

AAL/LB invests in mortgage loans, principally involving commercial real estate.  Such investments consist of first mortgage liens on completed income producing properties.  AAL/LB manages its investments in mortgage loans to limit credit risk by diversifying among various geographic regions and property types. The carrying values of mortgage loans were as follows as of December 31, 2001 (in millions):

Mortgage loans:
   Residential and commercial                                                                   $   5,097
   Loans to Lutheran Churches                                                                         683
                                                                                                  --------
      Total mortgage loans                                                                      $   5,780
                                                                                                  ========

The following table presents changes in the allowance for credit losses for the year ended December 31, 2001 (in millions):

Balance at beginning of year                                                                     $     89
Provisions for credit losses (credit)                                                                  (7)
                                                                                                  --------
Balance at end of year                                                                           $     82
                                                                                                  ========

AAL/LB's investment in mortgage loans includes $96,000,000 of loans that are considered to be impaired at December
31, 2001, for which the related allowance for credit losses are $15,000,000 at December 31, 2001. The average recorded investment in impaired loans during the year ended December 31, 2001, was $103,000,000. AAL/LB recorded interest income, using the accrual method, on impaired loans of $7,000,000 for 2001.

Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs for the year ended December 31, 2001, are as follows (in millions):

Balance at beginning of year                                                                     $  1,945
Capitalization of acquisition costs                                                                   232
Acquisition costs amortized                                                                          (168)
Change in unrealized investment gains/losses                                                          (75)
                                                                                                  --------
Balance at end of year                                                                            $ 1,934
                                                                                                  ========

Note 4.  Retirement and Savings Plans and Postretirement Benefits Other Than Pensions

AAL/LB offers noncontributory defined retirement plans to substantially all home office and field employees.
Additionally, AAL/LB provides postretirement benefits in the form of health and life insurance for substantially all retired home office and field personnel.

The following tables set forth the amounts recognized in the supplemental consolidated financial statements and the plans' funding status at December 31, 2001 (in millions):

                                                                   Retirement Plans         Other Benefits
                                                                   -----------------        --------------
Projected benefit obligation for services rendered to date            $    478                 $   67
Plan assets at fair value                                                  453                      -
                                                                      --------               --------
Funded (unfunded) status of the plan                                   $   (25)                $  (67)
                                                                      ========               ========
Accrued liability included in consolidated balance sheets                $   7                  $  56

The following summarizes certain assumptions included in the preceding schedules for the year ended December 31,
2001:

                                                                   Retirement Plans         Other Benefits
                                                                   -----------------        --------------
Discount rate                                                           7.0-7.5%                   7.5%
Expected return on plan assets                                          8.5-9.0%                   -
Rate of compensation increase                                           5.0%                       -
Health care trend rate                                                 -                           6.0%

                                                                   Retirement Plans         Other Benefits
                                                                   -----------------        --------------
                                                                              (In millions)
Benefit cost                                                       $         6             $        8
Employer contributions                                                       3                      2
Employee contributions                                                      -                       1
Benefits paid                                                               19                      3

At December 31, 2001, $151,000,000 of the retirement plans assets were held on deposit with AAL/LB and invested primarily in corporate bonds and mortgage loans through a deposit administration fund, which is part of the general assets of AAL/LB. The related retirement liability of $156,000,000 at December 31, 2001 is included in future certificate benefits in the Supplemental Consolidated Balance Sheet.

AAL/LB also has noncontributory defined contribution retirement plans (as defined under Internal Revenue Code section 401(k)) which cover substantially all home office and field employees and a noncontributory non-qualified deferred compensation plan which covers certain of it general agents.

Note 4. Retirement and Savings Plans and Postretirement Benefits Other Than Pensions (Continued)

At December 31, 2001, approximately $152,000,000 of the defined contribution retirement plans' assets were held by AAL/LB and the remaining plan assets were held in separate trusts. An accrued liability of $152,000,000 was included in future certificate benefits at December 31, 2001 for the portion of plan assets held by AAL/LB. Expenses related to the defined contribution retirement plans for the year ended December 31, 2001 were $15,000,000. Accumulated vested deferred compensation benefits at December 31, 2001 totaled $71,000,000, and are included in other liabilities.

Note 5. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. Effective January 1, 2001, the National Association of Insurance Commissioner's (NAIC) adopted a revised Accounting Practices and Procedures Manual. Wisconsin and Minnesota insurance laws and regulations define the NAIC manual as the prescribed method of accounting. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternals.

The more significant differences in the GAAP-basis financial statements from the statutory-basis financial statements are as follows: (a) investments in bonds are reported at amortized cost or at fair value with unrealized holding gains and losses reported as a separate component of members' equity, depending on their designation at purchase as held to maturity or available for sale, respectively, rather than being valued based on the bond's NAIC rating; (b) certain acquisition costs of new business are deferred and amortized rather than being charged to operations as incurred; (c) the liabilities for future certificate benefits and expenses are based on reasonably conservative estimates of expected mortality, interest, withdrawals and future maintenance and settlement expenses rather than using statutory rates for mortality and interest; (d) certain assets, principally costs in excess of net assets acquired, furniture, equipment and agents' debit balances are reported as assets rather than being charged to members' equity and excluded from the balance sheets; (e) the interest maintenance reserve and asset valuation reserve are reported as part of members' equity rather than as a liability; and (f) revenues for universal life and investment-type contracts include mortality, expense and surrender charges levied against the certificateholders' accounts rather than including as revenues the premiums received on these certificates. Expenses include interest added to the certificateholders' accounts rather than reserve changes related to the investment portion of these policies.

Summarized separate company statutory-basis financial information for AAL and LB on an unconsolidated basis is as follows (in millions):

                                                                              December 31, 2001
                                                                       AAL                       LB
                                                                     ---------               ----------
Assets                                                              $  22,435                 $  16,821
                                                                     =========               ==========

Liabilities                                                         $  20,565                 $  15,697
Unassigned funds                                                        1,870                     1,124
                                                                     ---------               ----------
Total liabilities and unassigned funds                              $  22,435                 $  16,821
                                                                     =========               ==========

Note 5.  Synopsis of Statutory Financial Results (Continued)

                                                                        Year ended December 31, 2001
                                                                        AAL                      LB
                                                                     ---------               ----------
Gain (loss) from operations before net realized capital losses       $    101                 $     (61)
Net realized capital (losses)                                             (36)                      (19)
                                                                     ---------               ----------
   Net gain (loss) from operations                                         65                       (80)
Total other changes                                                       (11)                      (14)
                                                                     ---------               ----------
Net change in unassigned surplus                                     $     54                 $     (94)
                                                                     =========               ==========

AAL and LB are in compliance with the statutory surplus requirements of all states.

Note 6. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Cash and Cash Equivalents
The carrying amounts reported in the accompanying Supplemental Consolidated Balance Sheet for these instruments approximate their fair values.

Investment Securities
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue. The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Certificate Loans
The carrying amounts reported in the accompanying Supplemental Consolidated Balance Sheet for these loans are considered to be reasonable estimates of their fair value.

Separate Accounts
The carrying amounts reported for separate account assets and liabilities approximate their respective fair values.

Financial Liabilities
The fair values for AAL/LB's liabilities under investment-type contracts, such as deferred annuities, variable annuities, and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. These amounts are included in certificateholder funds in the accompanying Supplemental Consolidated Balance Sheet.

Note 6. Fair Value of Financial Instruments (Continued)

The carrying value and estimated fair value of AAL/LB's financial instruments at December 31, 2001, are as follows (in millions):

                                       Carrying               Estimated
                                         Value               Fair Value
                                       ---------             ----------
Financial Assets:
   Fixed maturities                  $   22,858           $   22,903
   Equity securities                      1,584                1,584
   Mortgage loans                         5,698                5,968
   Cash and cash equivalents              1,303                1,303
   Certificate loans                      1,276                1,276
   Separate account assets                9,777                9,777

Financial Liabilities:
   Deferred annuities                    10,175               10,119
   Separate account liabilities           9,726                9,726
   Other                                  1,408                1,404

Note 7. Commitments and Contingent Liabilities

AAL/LB is involved in various lawsuits and contingencies that have arisen from the normal conduct of business. Also, AAL/LB has been named in civil litigation proceedings alleging inappropriate life insurance sales practices by AAL/LB, which appear to be similar to claims asserted in class actions brought against many other life insurers. These matters are sometimes referred to as market conduct lawsuits. AAL/LB believes it has substantial defenses to these actions and intends to assert them in the courts where the actions were filed. While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of AAL/LB.

Contingent liabilities arising from litigation, tax and other matters are not considered material in relation to the financial position of AAL/LB. AAL/LB has not made any provision in the consolidated financial statements for liabilities, if any, that might ultimately result from these contingencies.

Under terms of guarantee of a letter of credit issued by local banks, AAL/LB is obligated to advance a maximum of $45,000,000 if a local civic organization is unable to make timely payments on its debt secured by a letter of credit from the local banks. AAL/LB's guarantee is secured by the civic organization's assets which include all funds held by the organization to support the debt and the organization's building. AAL/LB would acquire these assets in the event of default.

Report of Independent Auditors

The Board of Directors
Aid Association for Lutherans/Lutheran Brotherhood

We have audited the accompanying consolidated balance sheets of Aid Association for Lutherans (AAL) as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in certificateholders' surplus and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of AAL's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of AAL at December 31, 2001 and 2000, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young

Milwaukee, Wisconsin

January 23, 2002

                                                     Aid Association for Lutherans
                                                      Consolidated Balance Sheets

                                                                                            December 31
                                                                                   2001                   2000
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                          (In Millions)
Assets
     Investments:
       Securities available for sale, at fair value
         Fixed maturities                                                       $  13,177              $  11,281
         Equity securities                                                            916                    825
       Fixed maturities held to maturity, at amortized cost                         1,757                  2,810
     Mortgage loans                                                                 3,445                  3,092
     Real estate                                                                       31                     45
       Certificate loans                                                              510                    501
       Other invested assets                                                           58                     67
---------------------------------------------------------------------------------------------------------------------------------------
       Total investments                                                           19,894                 18,621

     Cash and cash equivalents                                                        350                    200
     Accrued investment income                                                        211                    222
     Deferred acquisition costs                                                       755                    764
     Assets held in separate accounts                                               2,132                  2,164
     Other assets                                                                     136                    141
---------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                    $  23,478              $  22,112
=======================================================================================================================================

Liabilities and Certificateholders' Surplus
     Certificate liabilities and accruals:
       Future certificate benefits                                              $   3,447             $    3,210
       Unpaid claims and claim expenses                                               100                    119
---------------------------------------------------------------------------------------------------------------------------------------
       Total certificate liabilities and accruals                                   3,547                  3,329

     Certificateholder funds                                                       14,755                 13,819
     Liabilities related to separate accounts                                       2,132                  2,164
     Other liabilities                                                                179                    176
---------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                  20,613                 19,488

Certificateholders' Surplus
     Accumulated surplus                                                            2,730                  2,591
     Accumulated other comprehensive income                                           135                     33
---------------------------------------------------------------------------------------------------------------------------------------
Total Certificateholders' Surplus                                                   2,865                  2,624
Total Liabilities and Certificateholders' Surplus                               $  23,478              $  22,112
=======================================================================================================================================

                                                        See accompanying notes.

                                                     Aid Association for Lutherans
                                                   Consolidated Statements of Income

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Revenue
     Insurance premiums                                                       $  503           $  470          $  419
     Insurance charges                                                           330              318             307
     Net investment income                                                     1,353            1,330           1,266
     Net realized investment gains                                                24               94             103
     Mutual fund and other revenue                                                98              110              96
---------------------------------------------------------------------------------------------------------------------------------------
Total revenue                                                                  2,308            2,322           2,191

Benefits and expenses
     Certificate claims and other benefits                                       453              431             383
     Increase in certificate reserves                                            240              197             184
     Interest credited                                                           859              840             809
     Surplus refunds                                                             114              120             115
---------------------------------------------------------------------------------------------------------------------------------------
     Total benefits                                                            1,666            1,588           1,491

     Underwriting, acquisition and insurance expenses                            314              282             269
     Amortization of deferred acquisition costs                                   70               96              86
     Fraternal benefits and expenses                                             119              128             119
---------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                              503              506             474
Total benefits and expenses                                                    2,169            2,094           1,965
Net income                                                                    $  139           $  228          $  226
=======================================================================================================================================

See accompanying notes.

                                                     Aid Association for Lutherans
                                   Consolidated Statements of Changes in Certificateholders' Surplus

                                                                                        Accumulated
                                                                                           other                 Total
                                                                   Accumulated         comprehensive      certificateholders'
                                                                      surplus          income (loss)            surplus
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                       (In Millions)

Balance at January 1, 1999                                           $  2,137              $   411             $  2,548
     Comprehensive loss
       Net income                                                         226                    -                  226
       Change in unrealized gains/losses
       on securities available for sale*                                    -                 (420)                (420)
     Total comprehensive loss                                                                                      (194)
---------------------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 1999                                            2,363                   (9)               2,354
     Comprehensive income
       Net income                                                         228                    -                  228
       Change in unrealized gains/losses
       on securities available for sale*                                    -                   42                   42
     Total comprehensive income                                                                                     270
---------------------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 2000                                            2,591                   33                2,624
     Comprehensive income
       Net income                                                         139                    -                  139
       Change in unrealized gains/losses
       on securities available for sale*                                    -                  102                  102
     Total comprehensive income                                                                                     241
---------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001                                         $  2,730             $    135             $  2,865
=======================================================================================================================================

* Net change in unrealized gains/losses on securities available for sale is reported net of reclassification adjustment calculated as follows:
                                                                        2001                 2000                  1999
---------------------------------------------------------------------------------------------------------------------------------------
Unrealized gains/losses on
     securities available for sale                                     $  161               $  214              $  (237)
Less: reclassification adjustment for
     realized gains included in net income                                 59                  172                  183
---------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized gains/losses
     on securities available for sale                                  $  102                $  42              $  (420)
=======================================================================================================================================

                                                        See accompanying notes.

                                                     Aid Association for Lutherans
                                                 Consolidated Statements of Cash Flows

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Operating Activities:
     Net Income                                                             $    139         $    228        $    226
     Adjustments to reconcile net income to net cash
     provided by operating activities:
     Increase in certificate liabilities and accruals                            218              221             157
     Increase in certificateholder funds                                         773              505             487
     Increase in deferred acquisition costs                                      (41)             (17)            (24)
     Realized gains on investments                                               (24)             (94)           (103)
     Provisions for amortization                                                  15               18              19
     Changes in other assets and liabilities                                      10              (12)             (1)
---------------------------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                      1,090              849             761

Investing Activities:
     Securities available for sale:
       Purchases - fixed maturities                                           (6,733)          (3,518)         (3,839)
       Sales - fixed maturities                                                4,339            1,625           1,449
       Maturities and calls - fixed maturities                                 1,621              790             972
       Purchases - equities                                                     (948)            (768)           (580)
       Sales - equities                                                          743              732             636
     Securities held to maturity:
       Purchases                                                                (185)            (156)            (82)
       Maturities and calls                                                      382              616             730
     Mortgage loans funded                                                      (613)            (184)           (249)
     Mortgage loans repaid                                                       267              266             266
     Certificate loans, net                                                       (9)              (7)              6
     Other                                                                        33              (74)            (41)
---------------------------------------------------------------------------------------------------------------------------------------
     Net cash used in investing activities                                    (1,103)            (678)           (732)

Financing Activities:
     Universal life and investment contract receipts                           1,220            1,045           1,028
     Universal life and investment contract withdrawals                       (1,057)          (1,259)         (1,046)
---------------------------------------------------------------------------------------------------------------------------------------
     Net cash provided by (used in) financing activities                         163             (214)            (18)
Net increase (decrease) in cash and cash equivalents                             150              (43)             11
Cash and cash equivalents, beginning of year                                     200              243             232
---------------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year                                        $  350           $  200          $  243
=======================================================================================================================================

See accompanying notes.

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations
On January 1, 2002, Aid Association for Lutherans (AAL) completed a merger with Lutheran Brotherhood, a Minnesota-domiciled fraternal benefit society (see Note 8). AAL provides its members with life insurance and retirement products (both fixed and variable), disability income and long-term care insurance nationwide as well as Medicare supplement insurance in most states. AAL members are served by district representatives across the country and are offered ancillary services through various AAL subsidiaries and affiliates. Mutual funds are offered to members by AAL Capital Management Corporation (CMC), and banking and trust services are available to members and the general public by AAL Bank & Trust, FSB (AALBT). CMC and AALBT are wholly-owned by AAL Holdings Inc., AAL's wholly-owned subsidiary.

Basis of Presentation
The accompanying consolidated financial statements of AAL and its wholly-owned subsidiary have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Consolidation
The consolidated financial statements include the accounts of AAL, its wholly-owned subsidiary, AAL Holdings Inc., and its wholly-owned subsidiaries, including CMC, AALBT and North Meadows Investment Ltd. All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments
Investments in fixed maturities are classified as available for sale or held to maturity according to the holder's intent. Securities classified in the available for sale category are carried at fair value and consist of those securities which AAL intends to hold for an indefinite period of time but not necessarily to maturity. Securities in the held to maturity category are carried at amortized cost and consist of those which AAL has both the ability and the positive intent to hold to maturity.

On January 1, 2001, AAL adopted Financial Accounting Standards Board Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities". Statement No. 133 requires AAL to recognize all derivative instruments on the balance sheet at fair value. Because of AAL's minimal involvement with derivative instruments, Statement No. 133 did not have a material effect on the net income or accumulated surplus of AAL. However, as allowed by Statement No. 133, as of January 1, 2001, AAL transferred $871,000,000 of its held to maturity securities to the available for sale category. The effect of this transfer on accumulated other comprehensive income is described in Note 2.

Note 1. Nature of Operations and Significant Accounting Policies (continued)

Investments (continued)
Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs (DAC), are reported as unrealized gains or losses directly in certificateholders' surplus as comprehensive income and, accordingly, have no effect on net income. The DAC offsets to the unrealized gains or losses represent valuation adjustments of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The cost of fixed maturity investments classified as available for sale and as held to maturity is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method. That amortization or accretion is included in net investment income.

Mortgage loans generally are stated at their outstanding unpaid principal balances. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the property. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Certificate loans are generally valued at the aggregate unpaid balances. Other investments, consisting of limited partnerships, are valued on the equity basis.

All investments are carried net of allowances for declines in value that are other than temporary; the changes in those reserves are reported as realized gains or losses on investments.

Realized gains and losses on the sale of investments and declines in value considered to be other than temporary are recognized in the Consolidated Statements of Income on the specific identification basis.

Securities loaned under AAL's securities lending agreement are stated in the Consolidated Balance Sheets at amortized cost or fair market value, consistent with AAL's classifications of such securities as held to maturity or available for sale. AAL measures the fair value of securities loaned against the collateral received on a daily basis. Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and certificate issue expenses. For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Amortization of acquisition costs for other certificates is charged to expense in proportion to premium revenue recognized.

Note 1. Nature of Operations and Significant Accounting Policies (continued)

Certificate Liabilities and Accruals
Reserves for future certificate benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values. Reserves for future certificate benefits for non-participating life insurance are also net level reserves, computed using assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation. Interest assumptions generally range from 2.5% to 4.0% for participating life insurance and from 7.5% to 9.6% for non-participating life insurance.

Reserves for future certificate benefits for universal life insurance and deferred annuities consist of certificate account balances before applicable surrender charges. The average interest rate credited to account balances in 2001 was 7.0% for universal life, 5.5% for portfolio-average deferred annuities, and ranged from 4.6% to 6.9% for investment generation deferred annuities.

Reserves for health certificates are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care certificates, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health certificates. These reserves are based on past experience and applicable morbidity tables. Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Separate Accounts
Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the certificateholder, rather than AAL, bears the investment risk. Fees charged on separate account certificateholder deposits are included in insurance charges. Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Consolidated Balance Sheets. Operating results of the separate accounts are not included in the Consolidated Statements of Income.

Insurance Premiums and Charges
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to certificate account balances and benefits incurred in excess of certificate account balances. Certain profits on limited payment certificates are deferred and recognized over the certificate term.

For health certificates, gross premiums are prorated over the contract term of the certificates with the unearned premium included in the certificate reserves.

Note 1. Nature of Operations and Significant Accounting Policies (continued)

Surplus Refunds
Surplus refunds are recognized over the certificate year and are reflected in the Consolidated Statements of Income. The majority of life insurance certificates, except for universal life and term certificates, begin to receive surplus refunds at the end of the second certificate year. Surplus refunds are not currently being paid on interest-sensitive and health insurance certificates. Surplus refund scales are approved annually by AAL's Board of Directors.

Fraternal Benefits
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to AAL's fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, as well as various programs and church grants. Expenses, such as those necessary to maintain the branch system, are also included.

Mutual Fund and Other Revenue
Mutual fund and other revenue consists primarily of concessions and investment advisory fees of CMC.

Income Taxes
AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by AAL is generally exempt from taxation. AAL's wholly-owned subsidiary and its subsidiaries are subject to federal and state taxation; however, the resulting income taxes are not material to AAL's consolidated financial statements.

Reclassifications
Certain 2000 and 1999 amounts have been reclassified to conform with their 2001 presentation.

Note 2. Investments

AAL's investments in available for sale securities and held to maturity securities are summarized as follows:

                                                                                      Gross         Gross        Estimated
                                                                      Amortized    Unrealized    Unrealized        Fair
                                                                        Cost          Gains        Losses          Value
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                          (In Millions)
Available for sale securities at
     December 31, 2001:
     Fixed maturity securities:
       Loan-backed obligations of U.S.
           Government corporations and agencies                     $   3,253     $     25       $    (14)      $   3,264
     Obligations of other governments,
           states and political subdivisions                               43            3              -              46
       Corporate bonds                                                  7,434          169            (90)          7,513
       Mortgage & asset-backed securities                               2,303           66            (15)          2,354
---------------------------------------------------------------------------------------------------------------------------------------
       Total fixed maturity securities                                 13,033          263           (119)         13,177
     Equity securities                                                    896          146           (126)            916
---------------------------------------------------------------------------------------------------------------------------------------
Total                                                               $  13,929      $   409        $  (245)       $ 14,093
=======================================================================================================================================

Held to maturity securities at
     December 31, 2001:
     Fixed maturity securities:
       U.S. Treasury securities and
           non-loan-backed obligations of
           U.S. Government corporations and
           agencies                                               $        16     $      1      $       -      $       17
       Corporate bonds                                                  1,741           52             (8)          1,785
---------------------------------------------------------------------------------------------------------------------------------------
Total                                                              $    1,757      $    53       $     (8)       $  1,802
=======================================================================================================================================

Note 2.  Investments (continued)

                                                                                      Gross         Gross        Estimated
                                                                      Amortized    Unrealized    Unrealized        Fair
                                                                        Cost          Gains        Losses          Value
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                          (In Millions)
Available for sale securities at
     December 31, 2000:
     Fixed maturity securities:
       Loan-backed obligations of U.S.
          Government corporations and agencies                       $  2,431     $     14       $    (23)     $    2,422
       Obligations of other governments,
       states and political subdivisions                                   17            -              -              17
       Corporate bonds                                                  7,216           91           (224)          7,083
       Mortgage & asset-backed securities                               1,734           31             (6)          1,759
---------------------------------------------------------------------------------------------------------------------------------------
       Total fixed maturity securities                                 11,398          136           (253)         11,281
     Equity securities                                                    696          175            (46)            825
---------------------------------------------------------------------------------------------------------------------------------------
Total                                                                 $12,094      $   311        $  (299)      $  12,106
=======================================================================================================================================

Held to maturity securities at
     December 31, 2000:
     Fixed maturity securities:
       U.S. Treasury securities and
           non-loan-backed obligations of
           U.S. Government corporations and
           agencies                                                 $     143    $       7     $        -     $       150
       Loan-backed obligations of U.S. Government
           corporations and agencies                                      107            2              -             109
       Obligations of other governments,
           states and political subdivisions                               39            -              -              39
       Corporate bonds                                                  2,214           53            (21)          2,246
       Mortgage & asset-backed securities                                 307            6             (1)            312
---------------------------------------------------------------------------------------------------------------------------------------
Total                                                                $  2,810     $     68       $    (22)     $    2,856
=======================================================================================================================================

Note 2.  Investments (continued)

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2001, by contractual maturity, are shown below.  Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                    Available for Sale                Held to Maturity
---------------------------------------------------------------------------------------------------------------------------------------
                                                                 Amortized          Fair           Amortized          Fair
                                                                   Cost             Value            Cost             Value
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                        (In Millions)
Due in one year or less                                          $    572       $    580         $    108         $    111
Due after one year through five years                               3,899          3,959              771              781
Due after five years through ten years                              2,668          2,679              587              611
Due after ten years                                                   338            341              291              299
---------------------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities excluding
     mortgage and asset-backed bonds                                7,477          7,559            1,757            1,802
Loan-backed obligations of U.S. Government
     corporations and agencies                                      3,253          3,264                -                -
Mortgage and asset-backed securities                                2,303          2,354                -                -
---------------------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                   $13,033        $13,177          $ 1,757          $ 1,802
=======================================================================================================================================

Major categories of AAL's investment income are summarized as follows:

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Fixed maturity securities                                                    $   998          $ 1,001        $    942
Equity securities                                                                 13               21              13
Mortgage loans                                                                   265              259             270
Investment real estate                                                             8               10              11
Certificate loans                                                                 36               35              35
Other invested assets                                                             41               13               5
---------------------------------------------------------------------------------------------------------------------------------------
Gross investment income                                                        1,361            1,339           1,276
Investment expenses                                                                8                9              10
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        $ 1,353          $ 1,330         $ 1,266
=======================================================================================================================================

Note 2.  Investments (continued)

AAL's realized gains and losses on investments are summarized as follows:

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Securities available for sale:
     Fixed maturity securities:
       Gross realized gains                                                  $    96         $     17        $     14
       Gross realized losses                                                     (90)             (45)            (18)
     Equity securities:
       Gross realized gains                                                      101              171             152
       Gross realized losses                                                    (102)             (76)            (62)
Other investments, net                                                            19               27              17
---------------------------------------------------------------------------------------------------------------------------------------
Net realized investment gains                                                $    24          $    94         $   103
=======================================================================================================================================

Net unrealized gains/losses on securities available for sale credited directly to certificateholders' surplus as accumulated other comprehensive income (loss) were as follows:

                                                                                            December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Fair value adjustment to available for sale securities                       $   164          $    12         $   (90)
Increase (decrease) in deferred acquisition costs                                (29)              21              81
---------------------------------------------------------------------------------------------------------------------------------------
Net unrealized gains (losses) on available for
     sale securities                                                         $   135          $    33        $     (9)
=======================================================================================================================================

The change in accumulated other comprehensive income (loss) due to unrealized gains/losses on securities available for sale is as follows:

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Fixed maturity securities available for sale                                $    243         $    257        $   (527)
Effect of transfer of held to maturity securities to
     available for sale (Note 1)                                                  18                -               -
Equity securities available for sale                                            (109)            (155)             (9)
Deferred acquisition costs                                                       (50)             (60)            116
---------------------------------------------------------------------------------------------------------------------------------------
                                                                            $    102        $      42        $   (420)
=======================================================================================================================================

Note 2.  Investments (continued)

AAL invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income producing properties. AAL manages its investments in mortgage loans to limit credit risk by diversifying among various geographic regions and property types as follows as of December 31, 2001:

                                                                                        Principal           Percent
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                              (In Millions)
Geographic Region:
     South Atlantic                                                                     $  1,091                30.9
     Pacific                                                                               1,018                28.8
     Midwest                                                                                 813                23.1
     Other                                                                                   605                17.2
---------------------------------------------------------------------------------------------------------------------------------------
     Total Mortgage Loans                                                               $  3,527               100.0
=======================================================================================================================================

Property Type:
     Industrial                                                                         $  1,062                30.1
     Office                                                                                  799                22.7
     Retail                                                                                  452                12.8
     Residential                                                                             340                 9.6
     Church                                                                                  288                 8.2
     Other                                                                                   586                16.6
---------------------------------------------------------------------------------------------------------------------------------------
     Total Mortgage Loans                                                              $   3,527               100.0
=======================================================================================================================================

The following table presents changes in the allowance for credit losses:

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Balance at January 1                                                          $   89           $  107          $  118
Provisions for credit losses (credit)                                             (7)             (18)            (11)
---------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31                                                        $   82          $    89          $  107
=======================================================================================================================================

AAL's investment in mortgage loans includes $96,000,000 and $109,000,000 of loans that are considered to be impaired at December 31,
2001 and 2000, respectively, for which the related allowance for credit losses are $15,000,000 and $16,000,000 at December 31, 2001 and 2000, respectively. The average recorded investment in impaired loans during the years ended December 31, 2001, 2000, and 1999, was $103,000,000, $134,000,000, and $192,000,000, respectively. AAL recorded interest income, using the accrual method, on impaired loans of $7,000,000, $8,000,000 and $14,000,000 for 2001, 2000 and 1999, respectively.

Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs are as follows:
                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Balance at beginning of year                                                  $  764           $  807          $  667
Acquisition costs deferred:
     Commissions                                                                  79               83              81
     Other costs                                                                  32               30              29
---------------------------------------------------------------------------------------------------------------------------------------
     Total deferred                                                              111              113             110
Acquisition costs amortized                                                      (70)             (96)            (86)
---------------------------------------------------------------------------------------------------------------------------------------
Increase in deferred acquisition costs                                            41               17              24
Change related to unrealized gains/losses on
     fixed maturity investments recorded
     directly to certificateholders' surplus as
     comprehensive income (loss)                                                 (50)             (60)            116
---------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                         (9)             (43)            140
Balance at end of year                                                        $  755           $  764          $  807
=======================================================================================================================================

Note 4.  Retirement and Savings Plans and Postretirement Benefits Other Than Pensions

AAL offers a noncontributory defined retirement plan and a contributory savings plan to substantially all home office and field employees.  The savings plan is defined under the Internal Revenue Code section 401(k) as a profit sharing plan that allows participant contributions on a before-tax basis as well as an after-tax basis.  AAL also provides postretirement benefits in the form of health and life insurance for substantially all retired home office and field personnel.

The following tables set forth the amounts recognized in AAL's financial statements and the plans' funding status.

                                                                     Retirement Plans                 Other Benefits
                                                                                         December 31
                                                                   2001            2000            2001          2000
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                       (In Millions)
Projected benefit obligation for services
     rendered to date                                            $  317          $  298          $   67        $   63
Plan assets at fair value                                           302             330               -             -
---------------------------------------------------------------------------------------------------------------------------------------
Funded (unfunded) status of the plan                              $ (15)         $   32         $   (67)      $   (63)
=======================================================================================================================================
Accrued liability included in
     consolidated balance sheets                                 $   12          $   10          $   56        $   50

Note 4.  Retirement and Savings Plans and Postretirement Benefits Other Than Pensions (continued)

The following summarizes certain assumptions included in the preceding schedule:

                                                                     Retirement Plans                Other Benefits
                                                                  ----------------------          ---------------------

                                                                                   Years Ended December 31
                                                               2001       2000       1999       2001       2000      1999
---------------------------------------------------------------------------------------------------------------------------------------
Discount rate                                                   7.5%       7.5%      7.5%       7.5%       7.5%      7.5%
Expected return on plan assets                                  9.0        9.0       9.0        -          -         -
Rate of compensation increase                                   5.0        5.0       5.0        -          -         -
Health care trend rate                                          -          -         -          6.0        6.0       6.0

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Savings Plan
     Benefit cost                                                              $   -            $   -           $   -
     Employer contributions                                                        6                5               5
     Employee contributions                                                       20               19              18
     Benefits paid                                                                17               25              18

Retirement Plans
     Benefit cost                                                              $   2            $   -           $   4
     Employer contributions                                                        -                -               -
     Employee contributions                                                        -                -               -
     Benefits paid                                                                13               11              11

Other Benefits
     Benefit cost                                                              $   8            $   9           $   4
     Employer contributions                                                        2                3               -
     Employee contributions                                                        1                1               -
     Benefits paid                                                                 3                4               2

Note 5. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. Prior to January 1, 2001, "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the National Association of Insurance Commissioner's ("NAIC") Accounting Practices and Procedures Manual and a variety of other NAIC publications. "Permitted" statutory accounting practices encompassed all accounting practices that were not prescribed. Effective January 1, 2001, the NAIC adopted a revised Accounting Practices and Procedures Manual that was updated in a process referred to as Codification. Wisconsin insurance laws and regulations define the NAIC manual as the prescribed method of accounting. The revised NAIC manual has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that AAL uses to prepare its statutory-basis financial statements. The cumulative effect of changes in accounting principles due to Codification on AAL's statutory-basis capital and surplus as of January 1, 2001, was an increase of $25,000,000.

The more significant differences in the GAAP-basis financial statements from the statutory-basis financial statements are as follows: (a) investments in bonds are reported at amortized cost or at fair value with unrealized holding gains and losses reported as a separate component of certificateholders' surplus, depending on their designation at purchase as held to maturity or available for sale, respectively, rather than being valued based on the bond's NAIC rating; (b) certain acquisition costs of new business are deferred and amortized rather than being charged to operations as incurred; (c) the liabilities for future certificate benefits and expenses are based on reasonably conservative estimates of expected mortality, interest, withdrawals and future maintenance and settlement expenses rather than using statutory rates for mortality and interest; (d) certain assets, principally costs in excess of net assets acquired, furniture, equipment and agents' debit balances are reported as assets rather than being charged to certificateholders' surplus and excluded from the balance sheets; (e) the interest maintenance reserve and asset valuation reserve are reported as part of certificateholders' surplus rather than as a liability; and (f) revenues for universal life and investment-type contracts include mortality, expense and surrender charges levied against the certificateholders' accounts rather than including as revenues the premiums received on these certificates. Expenses include interest added to the certificateholders' accounts rather than reserve changes related to the investment portion of these policies. Summarized statutory-basis financial information for AAL on an unconsolidated basis is as follows:

                                                                                            December 31
                                                                                      2001              2000
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Assets                                                                            $   22,435        $   21,502
=======================================================================================================================================

Liabilities                                                                       $   20,565        $   19,685
Unassigned funds                                                                       1,870             1,817
---------------------------------------------------------------------------------------------------------------------------------------
Total liabilities and unassigned funds                                            $   22,435        $   21,502
=======================================================================================================================================

Note 5.  Synopsis of Statutory Financial Results (continued)

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Premium income and certificate proceeds                                     $  1,719         $  1,639        $  1,651
Net investment income                                                          1,335            1,321           1,256
Other income                                                                      59               66              66
---------------------------------------------------------------------------------------------------------------------------------------
     Total income                                                              3,113            3,026           2,973

Certificateholders' benefits                                                   1,393            1,566           1,292
Reserve increase                                                                 887              503             583
Interest & adjustments on certificates and
     deposit-type contracts                                                       68               42              37
Surplus refunds                                                                  112              121             117
Commissions and operating costs                                                  418              411             402
Other                                                                            134              280             374
---------------------------------------------------------------------------------------------------------------------------------------
Total benefits and expenses                                                    3,012            2,923           2,805

Net gain from operations                                                         101              103             168
Net realized capital gains (losses)                                              (36)              66              88
---------------------------------------------------------------------------------------------------------------------------------------
     Net income                                                             $     65         $    169        $    256
=======================================================================================================================================

AAL is in compliance with the statutory surplus requirements of all states.

Note 6. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Cash and Cash Equivalents
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these instruments approximate their fair values.

Investment Securities
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue. The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Note 6. Fair Value of Financial Instruments (continued)

Certificate Loans
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these loans are considered to be reasonable estimates of their fair value.

Separate Accounts
The fair values for separate account assets are based on quoted market prices.

Financial Liabilities
The fair values for AAL's liabilities under investment-type contracts, such as deferred annuities, variable annuities, and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. These amounts are included in certificateholder funds in the accompanying Consolidated Balance Sheets.

The carrying value and estimated fair value of AAL's financial instruments are as follows:

                                                                        2001                              2000
---------------------------------------------------------------------------------------------------------------------------------------
                                                             Carrying          Estimated        Carrying         Estimated
                                                               Value          Fair Value          Value         Fair Value
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                      (In Millions)
Financial Assets:
     Fixed maturities                                       $  14,934          $  14,979        $  14,091         $  14,137
     Equity securities                                            916                916              825               825
     Mortgage loans                                             3,445              3,529            3,092             3,393
     Cash and cash equivalents                                    350                350              200               200
     Certificate loans                                            510                510              501               501
     Separate account assets                                    2,132              2,132            2,164             2,164

Financial Liabilities:
     Deferred annuities                                         7,718              7,699            7,398             7,368
     Separate account liabilities                               2,132              2,132            2,164             2,164
     Other                                                        795                791              723               719

Note 7. Contingent Liabilities

AAL is involved in various lawsuits and contingencies that have arisen from the normal conduct of business. Contingent liabilities arising from litigation, tax and other matters are not considered material in relation to the financial position of AAL. AAL has not made any provision in the consolidated financial statements for liabilities, if any, that might ultimately result from these contingencies.

Under terms of guarantee of a letter of credit issued by local banks, AAL is obligated to advance a maximum of $45,000,000 if a local civic organization is unable to make timely payments on its debt secured by a letter of credit from the local banks. AALguarantee is secured by the civic organization's assets which include all funds held by the organization to support the debt and the organization's building. AAL would acquire these assets in the event of default.

Note 8. Subsequent Event

On January 1, 2002, AAL completed a merger with Lutheran Brotherhood, a Minnesota-domiciled fraternal benefit society, pursuant to an agreement and plan of merger dated June 27, 2001. The merger will be accounted for as a pooling of interests transaction, and as such, future consolidated financial statements will include Lutheran Brotherhood's financial data as if Lutheran Brotherhood had always been part of AAL.

The following unaudited pro forma combined financial data is presented for informational purposes only. It is not necessarily indicative of the results of operations or of the financial position that would have occurred had the merger been completed during the periods or as of the date for which the pro forma data is presented. It is also not necessarily indicative of the combined company's future results of operations or financial position.

Unaudited Pro forma Combined Statements of Income Data (in millions):

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
Revenue                                                                      $  4,150        $  4,144        $  3,944
Net income                                                                        135             356             373

Unaudited Pro forma Combined Balance Sheet Data (in millions):

                                                                                            December 31
                                                                                      2001              2000
---------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                       $  45,895        $  44,835
Total certificateholders' surplus                                                      5,343            5,076
--------------------------------------------------------------------------------------------------------------------------------------

[PricewaterhouseCoopers LLP Logo]

PricewaterhouseCoopers LLP
650 Third Avenue South
Suite 1300
Minneapolis MN 55402-4333
Telephone (612) 596 6000
Facsimile (612) 373 7160

Report of Independent Accountants

To the Board of Directors and Members of
Aid Association for Lutherans/Lutheran Brotherhood:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, of members' equity and of cash flows present fairly, in all material respects, the financial position of Lutheran Brotherhood (the Society) and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Society's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 14 to the financial statements, on January 1, 2002, Lutheran Brotherhood merged with and into Aid Association for Lutherans.

/s/PricewaterhouseCoopers LLP

March 1, 2002

                                                         Lutheran Brotherhood
                                                      Consolidated Balance Sheet
                                                      December 31, 2001 and 2000
                                                         (Dollars in millions)

Assets                                                                                                  2001           2000
Investments:
   Fixed income securities available for sale, at fair value                                         $   7,924     $   7,374
   Equity securities available for sale, at fair value                                                     668           722
Mortgage loans                                                                                           2,253         2,236
Real estate                                                                                                 90            65
Loans to contractholders                                                                                   766           748
Short-term investments                                                                                     325           290
Other invested assets                                                                                      330           223
                                                                                                      --------      --------

     Total investments                                                                                  12,356        11,658

Cash and cash equivalents                                                                                  953           749
Deferred policy acquisition costs                                                                        1,179         1,181
Investment income due and accrued                                                                          135           137
Other assets                                                                                               151           156
Separate account assets                                                                                  7,645         8,842
                                                                                                      --------      --------

     Total assets                                                                                     $ 22,419      $ 22,723
                                                                                                      --------      --------

                      Liabilities and Members' Equity
Liabilities:
   Contract reserves                                                                                 $   6,489     $   5,988
   Contractholder funds                                                                                  4,584         4,484
   Benefits in the process of payment                                                                       67            63
   Dividends payable                                                                                       111           117
   Amounts due to brokers                                                                                  660           413
   Other liabilities                                                                                       432           364
   Separate account liabilities                                                                          7,594         8,842
                                                                                                      --------      --------

     Total liabilities                                                                                  19,937        20,271
                                                                                                      --------      --------

Members' equity:
   Accumulated other comprehensive income                                                                   70            36
   Retained earnings                                                                                     2,412         2,416
                                                                                                      --------      --------

     Total members' equity                                                                               2,482         2,452
                                                                                                      --------      --------

     Total liabilities and members' equity                                                             $22,419       $22,723
                                                                                                      ========      ========

                        The accompanying notes are an integral part of these consolidated financial statements.

                                                         Lutheran Brotherhood
                                                 Consolidated Statement of Operations
                                         For the years ended December 31, 2001, 2000 and 1999
                                                         (Dollars in millions)

                                                                                          2001           2000          1999
Revenues:
   Premiums                                                                             $   724        $   667       $   618
   Net investment income                                                                    783            799           748
   Net realized investment (losses) gains                                                    (8)            16            87
   Contract charges                                                                         214            211           189
   Annuity considerations and other income                                                  129            129           111
                                                                                       --------       --------      --------

     Total revenues                                                                       1,842          1,822         1,753

Benefits and other deductions:
   Net additions to contract reserves                                                       538            462           420
   Contractholder benefits                                                                  666            643           612
   Dividends                                                                                230            230           217
   Commissions and operating expenses                                                       236            223           213
   Amortization of deferred policy acquisition costs                                         98             48            66
   Fraternal activities                                                                      82             79            77
                                                                                       --------       --------      --------

     Total benefits and other deductions                                                  1,850          1,685         1,605
                                                                                       --------       --------      --------

Income (loss) before income taxes                                                            (8)           137           148
(Benefit from) provision for income taxes                                                    (4)             9             1
                                                                                       --------       --------      --------

Net income (loss)                                                                      $     (4)       $   128       $   147
                                                                                       ========       ========      ========

                        The accompanying notes are an integral part of these consolidated financial statements.

                                                         Lutheran Brotherhood
                                               Consolidated Statement of Members' Equity
                                         For the years ended December 31, 2001, 2000 and 1999
                                                         (Dollars in millions)

                                                                           Accumulated Other
                                                                      Comprehensive Income (Loss)
                                                                      ---------------------------
                                                                                      Unrealized
                                                                      Unrealized     Gains/Losses                      Total
                                                   Comprehensive     Gains/Losses    Acquisition      Retained       Members'
                                                       Income        Investments        Costs         Earnings        Equity

Balance at December 31, 1998                                            $  479          $  (110)       $ 2,141       $ 2,510
Comprehensive income:
   Net income                                          $   147               -                -            147           147
   Other comprehensive income (loss)                      (353)           (527)             174             -           (353)
                                                       --------         --------       --------       --------      --------

     Total comprehensive loss                          $  (206)
                                                       ========

Balance at December 31, 1999                                               (48)              64          2,288         2,304
Comprehensive income:
   Net income                                          $   128              -                -             128           128
   Other comprehensive income (loss)                        20              96              (76)            -             20
                                                       --------         --------       --------       --------      --------

     Total comprehensive income                        $   148
                                                       ========

Balance at December 31, 2000                                                48              (12)         2,416         2,452
Comprehensive income:
   Net loss                                          $      (4)             -                -              (4)           (4)
   Other comprehensive income (loss)                        34              59              (25)            -             34
                                                       --------         --------       --------       --------      --------

     Total comprehensive income                       $     30
                                                       ========

Balance at December 31, 2001                                            $  107         $    (37)       $ 2,412       $ 2,482
                                                                        ========       ========       ========      ========

                        The accompanying notes are an integral part of these consolidated financial statements.

                                                         Lutheran Brotherhood
                                                 Consolidated Statement of Cash Flows
                                         For the years ended December 31, 2001, 2000 and 1999
                                                         (Dollars in millions)

                                                                                         2001           2000          1999

Cash flows from operating activities:
   Net income (loss)                                                                 $       (4)      $    128      $    147
   Adjustments to reconcile net income (loss) to net
       cash provided by operating activities:
     Depreciation and amortization                                                           17             10             3
     Deferred policy acquisition costs                                                      (23)           (98)          (64)
     Equity in earnings of other invested assets                                              7             (8)           (5)
     Net realized investment losses (gains)                                                   8            (16)          (87)
   Change in operating assets and liabilities:
     Loans to contractholders                                                               (18)           (27)          (22)
     Other assets                                                                            (9)           (31)          (58)
     Contract reserves and contractholder funds                                             601            382           371
Other liabilities                                                                            66             63            73
                                                                                       --------       --------      --------

       Total adjustments                                                                    649            275           211
                                                                                       --------       --------      --------

       Net cash provided by operating activities                                            645            403           358
                                                                                       --------       --------      --------

Cash flows from investing activities:
   Proceeds from investments sold, matured or repaid:
     Fixed income securities available for sale                                          14,179          7,252         9,768
     Equity securities available for sale                                                   286            430           564
     Mortgage loans                                                                         297            184           228
     Short-term investments                                                                 678            523           799
     Other invested assets                                                                   24            376           133
   Costs of investments acquired:
     Fixed income securities available for sale                                         (14,426)        (8,076)       (9,869)
     Equity securities available for sale                                                  (326)          (320)         (514)
     Mortgage loans                                                                        (313)          (317)         (358)
     Short-term investments                                                                (707)          (598)         (599)
     Other invested assets                                                                  (83)          (109)          (64)
     Investment in separate accounts                                                        (50)            -              -
                                                                                       --------       --------      --------

       Net cash (used in) provided by investing activities                                 (441)          (655)           88
                                                                                       --------       --------      --------

Net increase (decrease) in cash and cash equivalents                                        204           (252)          446

Cash and cash equivalents, beginning of year                                                749          1,001           555
                                                                                       --------       --------      --------

Cash and cash equivalents, end of year                                                $     953       $    749       $ 1,001
                                                                                       ========       ========      ========

                        The accompanying notes are an integral part of these consolidated financial statements.

Lutheran Brotherhood
Notes to Consolidated Financial Statements
(Dollars in millions)

  Organization and Basis of Presentation

  Nature of Operations and Principles of Consolidation
  The accompanying consolidated financial statements include the accounts of Lutheran Brotherhood (the Society), a fraternal benefit organization offering life insurance and related financial service products as well as fraternal benefits for Lutherans throughout the United States. Also included in the accounts of the Society are its wholly owned subsidiary, Lutheran Brotherhood Financial Corporation (LBFC), which is the parent company of Lutheran Brotherhood Variable Insurance Products Company (LBVIP), a stock life insurance company; an investment adviser; a broker-dealer; a property and casualty insurance agency; a federal savings bank holding company; and a federal savings bank.

  The Society's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). All significant intercompany balances and transactions have been eliminated in consolidation.

  Effective January 1, 2002, the Society has merged with and into Aid Association for Lutherans (AAL). Refer to Note 14 for further details.

  Summary of Significant Accounting Policies

  Use of Estimates
  The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  Financial Statement Presentation
  Certain prior year amounts in the financial statements and notes to the financial statements have been reclassified to conform to the 2001 financial statement presentation.

  Cash and Cash Equivalents
  Cash and cash equivalents include cash on hand, money market instruments and other debt issues with an original maturity of 90 days or less.

  Investments
  See disclosures regarding the determination of fair value of financial instruments at Note 10.

  Carrying value of investments is determined as follows:

            Fixed income securities                         Fair value
            Equity securities                               Fair value
            Mortgage loans on real estate                   Amortized cost less impairment allowance
            Investment real estate                          Cost less accumulated depreciation and impairment allowance
            Real estate joint ventures                      Equity accounting method
            Real estate acquired through foreclosure        Lower of cost or fair value less estimated cost to sell
            Loans to contractholders                        Unpaid principal balance
            Short-term investments                          Amortized cost
            Other invested assets                           Equity accounting method

  Fixed income securities which may be sold prior to maturity and equity securities (common stock and nonredeemable preferred stock) are classified as available for sale.

  Realized investment gains and losses on sales of securities are determined on a first-in, first-out method for fixed income securities and the average cost method for equity securities and are reported in the Consolidated Statement of Operations. Unrealized investment gains and losses on fixed income and equity securities classified as available for sale, net of the impact of unrealized investment gains and losses on deferred acquisition costs and net applicable deferred taxes, are reported as other comprehensive income.

  The investment portfolio is reviewed for investments that may have experienced a decline in fair value considered to be other than temporary. Mortgage loans are considered impaired when it is probable that the Society will be unable to collect all amounts according to the contractual terms of the loan agreement. Real estate is considered impaired when the carrying value exceeds the fair value. In cases where impairment is present, valuation allowances are established and netted against the asset categories to which they apply and changes in the valuation allowances are included in realized investment gains or losses.

  Deferred Policy Acquisition Costs
  Those costs of acquiring new business, which vary with and are primarily related to the production of new business, are deferred. Such costs include commissions, certain costs of contract issuance and underwriting, and certain variable agency expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of contract issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if those gains or losses had been realized, with corresponding credits or charges included in other comprehensive income.

  For participating-type long duration contracts, deferred acquisition costs are amortized over the expected average life of the contracts in proportion to estimated gross margins. The effects of revisions to experience on previous amortization of deferred acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross margins are revised.

  For universal life-type and investment-type contracts, deferred acquisition costs are amortized over the average expected life of the contracts in proportion to estimated gross profits from mortality, investment, and expense margins and surrender charges. The effects of revisions to experience on previous amortization of deferred acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross profits are revised.

  For health insurance and certain term life insurance contracts, deferred acquisition costs are amortized over the average expected premium paying period, in proportion to expected premium revenues at the time of issue.

  Separate Accounts
  Separate account assets include segregated funds invested by the Society for the benefit of variable life insurance and variable annuity contract owners. The assets (principally investments) and liabilities (principally to contractholders) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Society. The assets of the variable accounts will not be applied to the liabilities arising out of any other business conducted by the Society. Assets are valued at fair value. The investment income, gains and losses of these accounts generally accrue to the contractholders, and, therefore, are not included in the Society's consolidated net (loss) income.

  Derivative Financial Instruments
  The Society's current utilization of derivative financial instruments is not significant. Most of the Society's derivative transactions are used to reduce or modify interest rate risk and to replicate assets in certain markets. These strategies use future contracts, option contracts, interest rate swaps, foreign currency swaps and structured securities. The Society does not use derivative instruments for speculative purposes. The effect of derivative transactions is not significant to the Society's results of operations or financial position.

  Effective January 1, 2001, the Society adopted the provisions of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133), as amended, which requires that the Society recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. Given the Society's limited use of derivative instruments, the adoption of SFAS No. 133 did not have a significant impact on the financial position or results of operations of the Society.

  Other Assets
  Other assets include property and equipment reported at depreciated cost. The Society provides for depreciation of property and equipment using the straight-line method over the useful lives of the assets which are three to ten years for equipment and forty years for property.

  Contract Reserves and Contractholder Funds
  Liabilities for future contract benefits on participating-type long duration contracts are the net level premium reserve for death benefits. Liabilities are calculated using dividend fund interest rates and mortality rates guaranteed in calculating cash surrender values.

  Liabilities for future contract benefits on universal life-type and investment-type contracts are based on the contract account balance.

  Liabilities for future contract benefits on health insurance and certain term life insurance contracts are calculated using the net level premium method and assumptions as to investment yields, mortality, morbidity and withdrawals. The assumptions, made at the time of issue, are based on best estimates of expected experience and include provision for possible adverse deviation.

  Liabilities for future contract benefits on limited-payment contracts are determined using appropriate assumptions for investment yields, mortality, morbidity and expenses, including a provision for the risk of adverse deviation.

  Use of these actuarial tables and methods involves estimation of future mortality and morbidity based on past experience. Actual future experience could differ from these estimates.

  Premium Revenue and Benefits to Contractholders
  Recognition of Certain Participating-Type Contract Revenue and Benefits to Contractholders

  Participating-type contracts are long-duration contracts with expected dividends to contractholders based on actual experience, paid in proportion to the contractholder's contribution to surplus. Premiums are recognized as revenues when due. Death and surrender benefits are reported as expenses when incurred.

  Recognition of Universal Life-Type Contract Revenue and Benefits to Contractholders

  Universal life-type contracts are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the contractholder, premiums paid by the contractholder or interest accrued to contractholder balances. Amounts received as payments for such contracts are not reported as premium revenues.

  Revenues for universal life-type contracts consist of investment income, charges assessed against contract account values for deferred contract loading, the cost of insurance and contract administration. Contract benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related contract account balances.

  Recognition of Investment Contract Revenue and Benefits to Contractholders

  Contracts that do not subject the Society to risks arising from contractholder mortality or morbidity are referred to as investment contracts. Certain deferred annuities, immediate annuities and supplementary contracts are considered investment contracts. Amounts received as payments for such contracts are not reported as premium revenues.

  Revenues for investment contracts consist of investment income and contract administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

  Recognition of Limited-Payment Contract Revenue and Benefits to Contractholders

  Limited-payment contracts subject the Society to contractholder mortality and morbidity risks over a period that extends beyond the premium paying period. Certain annuities and supplementary contracts with life contingencies are considered limited-payment contracts. Considerations are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future contract benefits and the amortization of deferred policy acquisition costs.

  Recognition of Term Life and Health Revenue and Benefits to Contractholders

  Products with fixed and guaranteed premiums and benefits consist principally of health insurance contracts and certain term life contracts. Premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future contract benefits and the amortization of deferred policy acquisition costs.

  Dividends
  The dividend scale, approved annually by the Board of Directors, seeks to achieve equity among contractholders. Dividends charged to operations represent an estimation of those incurred during the current year.

  Income Taxes
  Lutheran Brotherhood qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been made. Lutheran Brotherhood's subsidiary, Lutheran Brotherhood Financial Corporation (LBFC) is a taxable entity. LBFC and its subsidiaries file a consolidated federal income tax return. Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

  The provision for income taxes reflected on the Consolidated Statement of Operations consisted of federal and state income tax expense (benefit) of $(4), $9 and $1 for the years ended December 31, 2001, 2000 and 1999, respectively. At December 31, 2001 and 2000, LBFC had recorded a net deferred federal income tax liability of $40 and $41, respectively. The deferred tax liability arises from the temporary differences related primarily to reserves held for future benefits and deferred acquisitions costs as computed for financial statement and tax return purposes.

  Investments

  Fixed Income Securities
  Investments in fixed income securities at December 31, 2001 and 2000 follow:

                                                                           Available for Sale (Carried at Fair Value)
                                                                                        December 31, 2001
                                                                        ------------------------------------------------

                                                                    Amortized        Unrealized     Unrealized        Fair
                                                                       Cost            Gains          Losses          Value
   Fixed income securities:
       U.S. government                                                $    760          $    30      $      (2)     $    788
       Mortgage-backed securities                                        2,404               38             (7)        2,435
       Non-investment grade bonds                                          740               15            (70)          685
       Corporate and other bonds                                         3,920              140            (44)        4,016
                                                                       --------        --------        --------     --------

           Total available for sale                                    $ 7,824           $  223        $  (123)      $ 7,924
                                                                       ========        ========        ========     ========

                                                                           Available for Sale (Carried at Fair Value)
                                                                                        December 31, 2000
                                                                        ------------------------------------------------

                                                                    Amortized        Unrealized     Unrealized        Fair
                                                                       Cost            Gains          Losses          Value
     Fixed income securities:
       U.S. government                                                $    771          $    36      $      (1)     $    806
       Mortgage-backed securities                                        2,224               26            (14)        2,236
       Non-investment grade bonds                                          725                5           (106)          624
       Corporate and other bonds                                         3,710               90            (92)        3,708
                                                                       --------        --------        --------     --------

           Total available for sale                                    $ 7,430           $  157        $  (213)      $ 7,374
                                                                       ========        ========        ========     ========

     The amortized cost and fair value of fixed income securities available for sale as of December 31, 2001 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called or prepaid.
                                                                                                     Amortized        Fair
                                                                                                        Cost          Value

     One year or less                                                                                $     142     $     145
     After one year through five years                                                                   1,420         1,454
     After five years through ten years                                                                  2,061         2,085
     After ten years                                                                                     1,797         1,805
     Mortgage-backed securities                                                                          2,404         2,435
                                                                                                       --------     --------

       Total available for sale                                                                       $  7,824      $  7,924
                                                                                                       ========     ========

     Equity Securities
     Investments in equity securities and preferred stock at December 31, 2001 and 2000 are as follows:

                                                                                                          2001          2000

     Cost                                                                                            $     658     $     618
     Gross unrealized gains                                                                                 96           171
     Gross unrealized losses                                                                               (86)          (67)
                                                                                                       --------     --------

     Carrying value                                                                                  $     668     $     722
                                                                                                       ========     ========

     Mortgage Loans and Real Estate
     The Society's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, borrower and loan size.

     At December 31, the carrying values of mortgage loans and real estate investments were as follows:

                                                                                                          2001         2000
     Mortgage loans:
       Residential and commercial                                                                     $  1,858      $  1,865
       Loans to Lutheran Churches                                                                          395           371
                                                                                                       --------     --------

             Total mortgage loans                                                                     $  2,253      $  2,236
                                                                                                       ========     ========

     Real estate:
       To be disposed of                                                                          $         -     $        1
       To be held and used                                                                                  90            64
                                                                                                       --------     --------

             Total real estate                                                                      $       90    $       65

  Derivative Instruments
  At December 31, 2001, the Society's derivative instruments, as defined by SFAS No. 133, included one foreign currency swap and warrants on equity securities. In addition, certain convertible bonds held by the Society are characterized as hybrid instruments containing embedded derivatives (i.e., equity conversion options). The fair value of all such instruments of $91 at December 31, 2001, was determined using quoted market prices, where available, and internal valuation models. Changes in fair value are reported currently in net realized investment gains (losses).

  Investment Income and Realized Gains and Losses

  For the year ended December 31, investment income summarized by type of investment was as follows:

                                                                                          2001          2000          1999

     Fixed income securities                                                           $    489      $     483     $     466
     Equity securities                                                                       16             23            20
     Mortgage loans                                                                         181            173           167
     Real estate                                                                             24             20            17
     Loans to contractholders                                                                50             48            47
     Short-term investments                                                                  54             75            54
     Other invested assets                                                                   19             21            18
                                                                                       --------        --------     --------

       Gross investment income                                                              833            843           789

     Investment expenses                                                                    (50)           (44)          (41)
                                                                                       --------        --------     --------

     Net investment income                                                             $    783      $     799     $     748
                                                                                       ========        ========     ========

     For the year ended December 31, gross realized investment gains and losses on sales of all types of investments are as follows:

                                                                                          2001           2000          1999
     Fixed income securities:
       Realized gains                                                                  $    114     $       60    $       87
       Realized losses                                                                     (131)           (98)          (99)

     Equity securities:
       Realized gains                                                                        33             87           115
       Realized losses                                                                      (32)           (38)          (22)

     Other investments:
       Realized gains                                                                         8              6             6
       Realized losses                                                                       -              (1)            -
                                                                                       --------        --------     --------

           Total net realized investment (losses) gains                               $      (8)    $       16    $       87
                                                                                       ========        ========     ========
  Deferred Policy Acquisition Costs

  The balances of and changes in deferred policy acquisition costs as and for the years ended December 31 are as follows:

                                                                                          2001           2000          1999

     Balance, beginning of year                                                         $ 1,181       $  1,159     $     921
     Capitalization of acquisition costs                                                    121            146           130
     Amortization                                                                           (98)           (48)          (66)
     Change in unrealized investment gains                                                  (25)           (76)          174
                                                                                       --------        --------     --------

     Balance, end of year                                                               $ 1,179       $  1,181      $  1,159
                                                                                       --------        --------     --------
  Separate Account Business

  Separate account assets include segregated funds invested by the Society for the benefit of variable life insurance and variable annuity contract owners. A portion of the contract owner's premium payments are invested by the Society into the LB Variable Insurance Account I, the LB Variable Annuity Account I, the LBVIP Variable Insurance Account, the LBVIP Variable Insurance Account II, or the LBVIP Variable Annuity Account I (the Variable Accounts). The Variable Accounts are unit investment trusts registered under the Investment Company Act of 1940. Each Variable Account has 14 subaccounts, each of which invests only in a corresponding portfolio of LB Series Fund, Inc. (the Fund). The Fund is an open-end management investment company registered under the Investment Company Act of 1940. The shares of the Fund are carried in the Variable Accounts' financial statements at the net asset value of the Fund. The Society serves as the investment adviser of the Fund and is compensated through a daily investment advisory fee based on the average daily net assets of each portfolio. For the years ended December 31, 2001, 2000 and 1999, advisory fee income of $32, $37 and $29, respectively, is included in the Consolidated Statement of Operations.

  The Society records premium payments from contractholders as assets in the separate accounts. Separate account liabilities represent reserves held related to the separate account business. The excess of separate account assets over separate account liabilities at December 31, 2001 represents the Society's investment of $50 to the Fund made in November 2001 upon introducing seven new variable annuity subaccounts.

  A fixed account is also included as an investment option for variable annuity contract owners. Net premiums allocated to the fixed account are invested in the assets of the Society.

  The Society assumes the mortality and expense risk associated with these contracts for which it is compensated by the separate accounts. The charges to the separate accounts, shown below for the years ended December 31, are based on the average daily net assets at specified annual rates:

                                                                                          2001          2000           1999
                                                                             Rate        Charges      Charges         Charges

     LB Variable Insurance Account I                                         0.6%      $      1       $      1      $      1
     LB Variable Annuity Account I                                           1.1%            41             44            34
     LBVIP Variable Insurance Account                                        0.6%             1              2             1
     LBVIP Variable Insurance Account II                                     2.3%            -              -              -
     LBVIP Variable Annuity Account I                                        1.1%            43             53            46
                                                                                       --------        --------     --------

                                                                                      $      86        $   100       $    82
                                                                                       ========        ========     ========

     Income from these charges is included in the Consolidated Statement of Operations.

     In addition, the Society deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges, annual administrative charges and cost of insurance charges. For the years ended December 31, amounts are as follows:

                                                                                           2001           2000          1999

     LB Variable Insurance Account I                                                    $    15        $    12       $    10
     LB Variable Annuity Account I                                                            3              3             3
     LBVIP Variable Insurance Account                                                        12             11            11
     LBVIP Variable Insurance Account II                                                     -              -              -
     LBVIP Variable Annuity Account I                                                         1              1             1
                                                                                       --------        --------     --------

                                                                                        $    31        $    27       $    25
                                                                                       --------        --------     --------
  Employee Benefit Plans

  Pension Plans
  Defined Benefit

  Lutheran Brotherhood has noncontributory defined benefit plans which cover substantially all employees. The Society's policy is to fund all defined benefit pension costs using the aggregate level value method. In comparison to other acceptable methods, the annual contributions under the aggregate level method are generally higher in the earlier years and decrease over time.

  Components of net pension cost for the years ended December 31 were as follows:

                                                                                           2001           2000          1999

     Service cost - benefits earned during the year                                     $     6        $     5        $    5
     Interest cost on projected benefit obligations                                          10              9             8
     Expected return on assets                                                              (12)            (8)           (8)
                                                                                       --------        --------     --------

     Net pension cost                                                                   $     4        $     6        $    5
                                                                                       ========        ========     ========

     The following rates were used in computing the pension cost for each of the three years in the period ended December 31:

                                                                                            2001           2000          1999

     Discount rates used to determine expense                                             7.00%           7.00%         7.00%
     Assumed rates of compensation increases                                              5.00%           5.00%         5.00%
     Expected long-term rates of return                                                   8.50%           7.00%         7.00%

     The following tables summarize the reconciliation of funded status as of December 31 of the pension plan, including the change in benefit obligation and the change in plan assets:

                                                                                                          2001          2000
     Change in benefit obligation
     ----------------------------

     Projected benefit obligation at beginning of year                                                   $ 140         $ 124

     Service cost                                                                                            6             5
     Interest cost                                                                                          10             9
     Plan amendment                                                                                          1             -
     Transfers from defined contribution                                                                     3             -
     Actuarial loss                                                                                          7             7
     Benefits paid                                                                                          (6)           (5)
                                                                                                       --------     --------

     Projected benefit obligation at end of year                                                         $ 161         $ 140
                                                                                                       ========     ========

     Change in plan assets
     ---------------------

     Fair value of plan assets at beginning of year                                                      $ 139         $ 124

     Actual return on plan assets                                                                           12            15
     Employer contribution                                                                                   3             5
     Transfers from defined contribution                                                                     3             -
     Benefits paid                                                                                          (6)           (5)
                                                                                                       --------     --------

     Fair value of plan assets at end of year                                                            $ 151         $ 139

                                                                                                          2001          2000
     Funded status
     -------------

     Funded status                                                                                       $ (10)       $   (1)
     Unrecognized prior service cost                                                                         1             -
     Unrecognized actuarial loss (gain)                                                                      3            (4)
     Unrecognized transition amount                                                                          1             1
                                                                                                       --------     --------

     Accrued benefit cost                                                                                $  (5)       $   (4)
                                                                                                       ========     ========

     Plan assets are held on deposit with the Society and invested primarily in corporate bonds and mortgage loans. Plan contributions are accumulated in a deposit administration fund, which is a part of the general assets of the Society. The accrued retirement liability at December 31, 2001 of $156 is included in contract reserves and other liabilities.

     The following rates were used in computation of the funded status for the plan at December 31:

                                                                                                           2001         2000

     Discount rates used for obligations                                                                  7.00%        7.00%
     Assumed rates of compensation increases                                                              5.00%        5.00%

  Defined Contribution

  The Society has noncontributory defined contribution retirement plans which cover substantially all employees and field representatives and a noncontributory non-qualified deferred compensation plan which covers substantially all of its general agents. As of January 1, 2001, approximately $139 of the defined contribution retirement plans' assets were held by the Society and the remaining $151 were held in a separate trust. The accrued retirement liability at December 31, 2001 of $152 is included in contract reserves. Expenses related to the retirement plan for the years ended December 31, 2001, 2000 and 1999 were $9, $11 and $12, respectively. Accumulated vested deferred compensation benefits at December 31, 2001 and 2000 total $71 and $66, respectively, and are included in other liabilities.

  The Society has established contributory 401(k) defined contribution plans which cover substantially all employees and field representatives. Participants are immediately vested in their contributions plus investment earnings thereon.

  Postretirement Benefits Other Than Pensions
  The Society has a postretirement medical benefit plan which provides for a minor subsidy of certain medical benefits for eligible early retirees until age 65. The Society's obligation for post-retirement medical benefits under the plan is not significant.

  Reinsurance

  In the normal course of business, the Society seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding business to other insurance enterprises or reinsurers under reinsurance contracts. As of December 31, 2001, total life insurance inforce approximated $52 billion, of which approximately $1 billion had been ceded to various reinsurers. The Society retains a maximum of $2 of coverage per individual life. Premiums ceded to other companies of $7 are reported as a reduction in premium income and benefits were reduced by $4 for reinsurance recoverable for the year ended December 31, 2001.

  Reinsurance contracts do not relieve the Society from its obligations to contractholders. Failure of reinsurers to honor their obligations could result in losses to the Society; consequently, allowances are established for amounts deemed uncollectible. The amount of the allowance for uncollectible reinsurance receivables was immaterial at December 31, 2001.

  Commitments and Contingencies

  Financial Commitments
  The Society has commitments to extend credit for mortgage loans and other lines of credit of $84 and $104 at December 31, 2001 and 2000, respectively. Commitments to purchase other invested assets were $132 and $117 at December 31, 2001 and 2000, respectively.

  Disclosures About Fair Value of Financial Instruments

  The following methods and assumptions were used in estimating fair value disclosures for financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

  Fixed Income Securities: Fair values for fixed income securities are based on quoted market prices, where available. For fixed income securities not actively traded in the market, fair values are estimated using market quotes from brokers or internally developed pricing methods.

  Equity Securities: Fair values for equity securities are based on quoted market prices, where available. For equity securities not actively traded in the market, fair values are estimated using market quotes from brokers or internally developed pricing methods.

  Mortgage Loans: The fair values for mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

  Loans to Contractholders: The carrying amount reported in the balance sheet approximates fair value since loans on insurance contracts reduce the amount payable at death or at surrender of the contract.

  Cash and Cash Equivalents, Short-Term Investments: The carrying amounts for these assets approximate the assets' fair values.

  Separate Account Assets and Liabilities: The carrying amounts reported for separate account assets and liabilities approximate their respective fair values.

  Other Financial Instruments Recorded as Assets: The carrying amounts for these financial instruments (primarily loans receivable and other investments), approximate those assets' fair values.

  Investment Contract Liabilities: The fair value for deferred annuities was estimated to be the amount payable on demand at the reporting date as those investment contracts have no defined maturity and are similar to a deposit liability. The amount payable at the reporting date was calculated as the account balance less applicable surrender charges.

  For supplementary contracts and immediate annuities without life contingencies, the carrying amounts approximate those liabilities' fair value.

  The carrying amounts reported for other investment contracts, which include participating pension contracts and retirement plan deposits, approximate those liabilities' fair value.

  Other Deposit Liabilities: The carrying amounts for dividend accumulations and premium deposit funds approximate the liabilities' fair value.

  Other Financial Instruments Recorded as Liabilities: The carrying amounts for these financial instruments (primarily deposits and advances payable) approximate those liabilities' fair values.

  The carrying amounts and estimated fair values of the Society's financial instruments at December 31 are as follows:

                                                                                  2001                          2000
                                                                        ----------------------         --------------------
                                                                      Carrying           Fair         Carrying        Fair
                                                                       Amount           Value          Amount         Value
     Financial instruments recorded as assets
       Fixed income securities                                        $  7,924         $  7,924       $  7,374      $  7,374
       Equity securities                                                   668              668            722           722
       Mortgage loans:
           Residential and commercial                                    1,858            2,021          1,865         2,007
           Loans to Lutheran churches                                      395              418            371           376
       Loans to contractholders                                            766              766            748           748
       Cash and cash equivalents                                           953              953            749           749
       Short-term investments                                              325              325            290           290
       Separate account assets                                           7,645            7,645          8,842         8,842
       Other financial instruments recorded as assets                       97               97             85            85

     Financial instruments recorded as liabilities
       Investment contracts:
           Deferred annuities                                          $ 2,457         $  2,420       $  2,465       $ 2,427
           Supplementary contracts and immediate annuities                 485              485            433           433
       Other deposit liabilities:
           Dividend accumulations                                           36               36             35            35
           Premium deposit funds                                             1                1              1             1
       Separate account liabilities                                      7,594            7,594          8,842         8,842
       Other financial instruments recorded as liabilities                  91               91             79            79
  Statutory Financial Information

  Accounting practices used to prepare statutory financial statements for regulatory filing of fraternal life insurance companies differ from accounting principles generally accepted in the United States of America (GAAP). Statutory financial statements are prepared in accordance with the NAIC Accounting Practices and Procedures manual -Version effective January 1, 2001. The following reconciles the Society's statutory net change in surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by the Department of Commerce of the State of Minnesota with net income (loss) and members' equity on a GAAP basis.

                                                                                                                Year Ended
                                                                                                             December 31,
                                                                                                           -----------------
                                                                                                          2001          2000

     Net change in statutory surplus                                                                  $    (94)     $    (59)
     Change in asset valuation reserves                                                                    (31)          (45)
                                                                                                       --------     --------

       Net change in statutory surplus and asset valuation reserves                                       (125)         (104)

     Adjustments:
       Future contract benefits and contractholders' account balances                                       75            56
       Deferred acquisition costs                                                                           23            98
       Investment gains                                                                                     35            33
       Other, net                                                                                          (12)           45
                                                                                                       --------     --------

     Consolidated net income (loss)                                                                  $      (4)     $    128
                                                                                                       ========     ========

     Statutory surplus                                                                                 $ 1,124       $ 1,218
     Asset valuation reserves                                                                              217           248
                                                                                                       --------     --------

       Statutory surplus and asset valuation reserves                                                    1,341         1,466

     Adjustments:
       Future contract benefits and contractholders' account balances                                     (327)         (388)
       Deferred acquisition costs                                                                        1,179         1,181
       Interest maintenance reserves                                                                        53            78
       Valuation of investments                                                                             97           (43)
       Dividend liability                                                                                  111           117
       Other, net                                                                                           28            41
                                                                                                       --------     --------

     Consolidated members' equity                                                                      $ 2,482       $ 2,452
                                                                                                       ========     ========
  Supplementary Financial Data

  Following is a condensed synopsis of statutory financial information of the Society (excluding affiliated subsidiaries) at December 31, 2001 and 2000. This information is included to satisfy certain state reporting requirements for fraternals.

                                                                                                             December 31,
                                                                                                         -----------------
                                                                                                         2001          2000

     Invested and other admitted assets                                                               $ 12,958      $ 12,260
     Assets held in separate accounts                                                                    3,863         4,165
                                                                                                      --------      --------

       Total assets                                                                                   $ 16,821      $ 16,425
                                                                                                      ========      ========

     Contract reserves                                                                                $ 10,499     $   9,903
     Liabilities related to separate accounts                                                            3,721         4,031
     Other liabilities and asset reserves                                                                1,477         1,273
                                                                                                      --------      --------

       Total liabilities and asset reserves                                                             15,697        15,207
                                                                                                      --------      --------

     Unassigned surplus                                                                                  1,124         1,218
                                                                                                      --------      --------

       Total liabilities, asset reserves and surplus                                                  $ 16,821      $ 16,425
                                                                                                      ========      ========

     (Loss) savings from operations before net realized capital gains                               $      (61)   $       32
     Net realized capital gains (losses)                                                                   (19)           44
                                                                                                      --------      --------

       Net (loss) savings from operations                                                                  (80)           76

     Total other changes                                                                                   (14)         (135)
                                                                                                      --------      --------

     Net change in unassigned surplus                                                               $      (94)   $      (59)
                                                                                                      --------      --------
  Legal Matters

  The Society is involved in various pending or threatened legal proceedings arising out of the normal course of business. Also, the Society has been named in civil litigation proceedings alleging inappropriate life insurance sales practices by the Society, which appear to be similar to claims asserted in class actions brought against many other life insurers. These matters are sometimes referred to as market conduct lawsuits. The Society believes it has substantial defenses to these actions and intends to assert them in the courts where the actions were filed. While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of operations of the Society.

  Subsequent Event

  On January 1, 2002, the Society merged with and into AAL, a Wisconsin-domiciled fraternal benefit society, pursuant to an agreement and plan of merger dated June 27, 2001. The merger will be accounted for as a pooling of interests transaction, and as such, future consolidated financial statements of AAL will include the Society's financial information as if the Society had always been part of AAL.

  The following unaudited pro forma combined financial data is presented for informational purposes only. It is not necessarily indicative of the results of operations or of the financial position that would have occurred had the merger been completed during the periods or as of the date for which the pro forma data is presented. It is also not necessarily indicative of the combined company's future results of operations or financial position.

  Unaudited pro forma combined statements of income data (in millions):

                                                                                                             Year Ended
                                                                                                            December 31,
                                                                                                           -----------------
                                                                                                          2001          2000

     Revenue                                                                                         $   4,150     $   4,144
     Net income                                                                                            135           356

     Unaudited pro forma combined balance sheet data (in millions):
                                                                                                            Year Ended
                                                                                                           December 31,
                                                                                                          -----------------
                                                                                                         2001          2000

     Total assets                                                                                    $  45,897      $ 44,835
     Total certificateholders' surplus                                                                   5,347         5,076